Exhibit 99.8

Supplement to the

Estimates

Fiscal Year Ending March 31, 2006

Presented to the Legislative Assembly September 14, 2005

TABLE OF CONTENTS

Introduction

Summary Information
Consolidated Revenue Fund Summary
Operating Expense by Standard Object
Capital Expenditures by Standard Object

Special Offices, Ministries and Other Appropriations
Legislation
Officers of the Legislature
Office of the Premier
Ministry of Aboriginal Relations and Reconciliations
Ministry of Advanced Education
Ministry of Agriculture and Lands
Ministry of Attorney General
Ministry of Children and Family Development
Ministry of Community Services
Ministry of Economic Develoment
Ministry of Education
Ministry of Employment and Income Assistance
Ministry of Energy and Mines and Petroleum Resources
Ministry of Environment
Ministry of Finance
Ministry of Forests and Range
Ministry of Health
Ministry of Labour and Citizens’ Services
Ministry of Public Safety and Solicitor General
Ministry of Small Business and Revenue
Ministry of Tourism, Sport and the Arts
Ministry of Transportation
Management of Public Funds and Debt
Other Appropriations

Explanatory Notes on the Group Account Classifications

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2004/05 Estimates. Each column thereafter provides 2005/06 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.

Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget website: http://www.gov.bc.ca/ bcbudget.

Salaries and Benefits
50 Base Salaries
51 Supplementary Salary Costs
52 Employee Benefits
54 Legislative Salaries and Indemnities

Operating Costs
55 Boards, Commissions and Courts - Fees and Expenses
57 Public Servant Travel
59 Centralized Management Support Services
60 Professional Services
63 Information Systems - Operating
65 Office and Business Expenses
67 Informational Advertising and Publications
68 Statutory Advertising and Publications
69 Utilities, Materials and Supplies
70 Operating Equipment and Vehicles
72 Non-Capital Roads and Bridges
73 Amortization
75 Building Occupancy Charges

Government Transfers
77 Transfers - Grants
79 Transfers - Entitlements
80 Transfers - Agreements

Other Expenses
81 Transfers Between Votes and Special Accounts
83 Interest on the Public Debt
85 Other Expenses

Internal Recoveries
86 Recoveries Between Votes and Special Accounts
88 Recoveries Within the Consolidated Revenue Fund

External Recoveries
89 Recoveries Within the Government Reporting Entity
90 Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries
Other	Other

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2004/05	Salaries	Total	Total	Total	Total	Total	2005/06	2004/05	2005/06
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	45,737	23,907	10,727	—	16,929	(346)	—	51,217	1,249	1,138
	Total	45,737	23,907	10,727	—	16,929	(346)	—	51,217	1,249	1,138
Officers of the Legislature
2	Auditor General	7,069	7,210	2,697	63	—	—	(2,300)	7,670	200	200
3	Conflict of Interest Commissioner	292	205	75	—	12	—	—	292	3	—
4	Elections BC	13,508	2,377	4,125	—	25,004	—	—	31,506	195	3,600
5	Information and Privacy Commissioner	2,133	1,636	580	—	—	(3)	(2)	2,211	20	30
6	Ombudsman	3,097	2,849	679	—	—	(139)	(1)	3,388	65	65
7	Police Complaint Commissioner	985	880	410	—	—	—	—	1,290	25	25
	Total	27,084	15,157	8,566	63	25,016	(142)	(2,303)	46,357	508	3,920
Office of the Premier
8	Office of the Premier	8,894	7,958	2,683	356	394	(227)	(500)	10,664	101	240
	Total	8,894	7,958	2,683	356	394	(227)	(500)	10,664	101	240
Ministry of Aboriginal Relations and Reconciliation
9	Ministry Operations	34,787	11,543	6,067	14,045	2,201	(4)	(3,584)	30,268	353	54
	Special Accounts	4,200	—	105	4,395	—	—	(300)	4,200	—	—
	Total	38,987	11,543	6,172	18,440	2,201	(4)	(3,884)	34,468	353	54
Ministry of Advanced Education
10	Ministry Operations	1,827,797	14,270	112,186	1,606,610	210,434	—	(45,203)	1,898,297	4,105	1,466
	Total	1,827,797	14,270	112,186	1,606,610	210,434	—	(45,203)	1,898,297	4,105	1,466
Ministry of Agriculture and Lands
11	Ministry Operations	44,122	29,124	33,029	15,222	10,644	(1)	(9,662)	78,356	1,872	1,996
12	Agricultural Land Commission	1,957	1,461	609	—	—	(1)	(1)	2,068	50	15
13	Integrated Land Management Bureau	57,308	43,557	37,261	8,241	141	(19,645)	(8,366)	61,189	7,893	11,231
	Special Accounts	210,620	—	—	141,800	16,020	—	—	157,820	—	—
	Transfer from Ministry Operations Vote	—	—	—	—	(5,400)	—	—	(5,400)	—	—
	Total	314,007	74,142	70,899	165,263	21,405	(19,647)	(18,029)	294,033	9,815	13,242
Ministry of Attorney General
14	Ministry Operations	355,791	196,090	137,416	102,111	9,204	(48,392)	(27,417)	369,012	7,856	13,417
15	Judiciary	51,166	46,148	5,934	185	14	—	—	52,281	402	2,236
16	Crown Proceeding Act	27,500	—	—	—	27,500	—	—	27,500	—	—
17	British Columbia Utilities Commission	1	2,807	2,520	200	1	—	(5,527)	1	12	12
	Special Accounts	17,392	13,800	5,159	—	282	—	(1,193)	18,048	794	794
	Transfer from Ministry Operations Vote	(6,950)	—	—	—	(7,642)	—	—	(7,642)	—	—
	Total	444,900	258,845	151,029	102,496	29,359	(48,392)	(34,137)	459,200	9,064	16,459
Ministry of Children and Family Development
18	Ministry Operations	1,003,629	258,151	90,620	824,833	1,124	(2,360)	(60,389)	1,111,979	11,070	17,022
19	Adult Community Living Services	493,942	5,992	697	517,986	42	(16)	(37)	524,664	—	—
	Total	1,497,571	264,143	91,317	1,342,819	1,166	(2,376)	(60,426)	1,636,643	11,070	17,022

		Total	Total						Total	Total	Total
		2004/05	Salaries	Total	Total	Total	Total	Total	2005/06	2004/05	2005/06
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Community Services
20	Ministry Operations	162,439	14,679	7,035	270,118	115	(3,143)	(55,118)	233,686	440	2,350
21	BC Public Service Agency	24,132	383,659	17,236	—	15,342	(368,348)	(23,757)	24,132	3,300	3,300
	Special Accounts	3,142	—	—	—	3,142	—	—	3,142	—	—
	Total	189,713	398,338	24,271	270,118	18,599	(371,491)	(78,875)	260,960	3,740	5,650
Ministry of Economic Development
22	Ministry Operations	104,053	12,676	10,751	419,825	1,393	—	(1,084)	443,561	450	855
	Special Accounts	500	—	—	500	—	—	—	500	—	—
	Total	104,553	12,676	10,751	420,325	1,393	—	(1,084)	444,061	450	855
Ministry of Education
23	Ministry Operations	4,922,281	20,554	243,168	4,477,816	346,069	—	(13,702)	5,073,905	14,410	9,745
	Total	4,922,281	20,554	243,168	4,477,816	346,069	—	(13,702)	5,073,905	14,410	9,745
Ministry of Employment and Income Assistance
24	Ministry Operations	1,261,791	112,371	57,688	1,184,433	7,240	(341)	(6,431)	1,354,960	21,547	17,507
	Total	1,261,791	112,371	57,688	1,184,433	7,240	(341)	(6,431)	1,354,960	21,547	17,507
Ministry of Energy and Mines and Petroleum Resources
25	Ministry Operations	32,785	22,536	15,135	3,253	—	—	—	40,924	1,807	1,456
26	Contracts and Funding Arrangements	26,560	—	—	31,560	—	—	—	31,560	—	—
	Total	59,345	22,536	15,135	34,813	—	—	—	72,484	1,807	1,456
Ministry of Environment
27	Ministry Operations	110,981	77,104	77,069	9,074	20,657	(39,196)	(10,328)	134,380	21,287	29,857
28	Environmental Assessment Office	2,820	2,580	1,690	730	—	(10)	(510)	4,480	70	62
	Special Accounts	35,705	—	—	—	35,705	—	—	35,705	—	—
	Total	149,506	79,684	78,759	9,804	56,362	(39,206)	(10,838)	174,565	21,357	29,919
Ministry of Finance
29	Ministry Operations	46,241	42,669	27,828	14,691	11,450	(17,183)	(32,884)	46,571	5,539	5,552
30	Public Affairs Bureau	32,204	14,395	19,368	555	296	(130)	(126)	34,358	485	485
	Total	78,445	57,064	47,196	15,246	11,746	(17,313)	(33,010)	80,929	6,024	6,037
Ministry of Forests and Range
31	Ministry Operations	326,737	167,953	211,793	86,706	—	(21,175)	(26,633)	418,644	12,070	21,846
32	Direct Fire	55,380	17,345	39,035	—	—	—	(1,000)	55,380	—	—
33	Housing and Homelessness	190,311	6,414	3,960	197,327	—	—	—	207,701	759	556
	Special Accounts	136,290	34,400	126,651	—	18,444	—	(5,600)	173,895	990	990
	Total	708,718	226,112	381,439	284,033	18,444	(21,175)	(33,233)	855,620	13,819	23,392
Ministry of Health
34	Ministry Operations	10,398,167	222,855	327,303	10,881,108	169,834	(147,528)	(130,324)	11,323,248	19,606	60,550
	Special Accounts	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	10,545,417	222,855	327,303	10,881,108	317,084	(147,528)	(130,324)	11,470,498	19,606	60,550
Ministry of Labour and Citizens’ Services
35	Ministry Operations	189,966	131,688	245,817	492	56,043	(127,383)	(113,819)	192,838	53,456	80,464
	Total	189,966	131,688	245,817	492	56,043	(127,383)	(113,819)	192,838	53,456	80,464

		Total	Total						Total	Total	Total
		2004/05	Salaries	Total	Total	Total	Total	Total	2005/06	2004/05	2005/06
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Public Safety and Solicitor General
36	Ministry Operations	455,459	150,221	79,750	521,333	3,463	(4,050)	(250,495)	500,222	5,268	6,504
37	Emergency Program Act	15,635	317	12,194	3,112	5	—	—	15,628	—	—
	Special Accounts	8,878	1,645	843	2,603	3,799	—	—	8,890	93	93
	Total	479,972	152,183	92,787	527,048	7,267	(4,050)	(250,495)	524,740	5,361	6,597
Ministry of Small Business and Revenue
38	Ministry Operations	43,916	62,689	72,557	613	3,502	(16,475)	(78,897)	43,989	13,393	34,779
	Special Accounts	25	—	—	—	25	—	—	25	—	—
	Total	43,941	62,689	72,557	613	3,527	(16,475)	(78,897)	44,014	13,393	34,779
Ministry of Tourism, Sport and the Arts
39	Ministry Operations	129,837	8,858	7,530	156,331	4,714	(22)	(444)	176,967	73	1,408
	Special Accounts	2,825	—	—	2,850	—	—	—	2,850	—	—
	Total	132,662	8,858	7,530	159,181	4,714	(22)	(444)	179,817	73	1,408
Ministry of Transportation
40	Ministry Operations	828,144	99,658	1,029,094	194,623	138,241	(65)	(632,460)	829,091	14,797	18,999
	Total	828,144	99,658	1,029,094	194,623	138,241	(65)	(632,460)	829,091	14,797	18,999
Management of Public Funds and Debt
41	Management of Public Funds and Debt	800,000	—	—	—	2,310,249	(824,458)	(801,791)	684,000	—	—
	Total	800,000	—	—	—	2,310,249	(824,458)	(801,791)	684,000	—	—
Other Appropriations
42	Contingencies (All Ministries and New Programs)	190,620	—	—	—	320,000	—	—	320,000	30,000	50,000
43	BC Family Bonus	59,000	—	—	40,000	—	—	(1,000)	39,000	—	—
44	Commissions on Collection of Public Funds	1	—	—	—	62,522	(1)	(62,520)	1	—	—
45	Allowances for Doubtful Revenue Accounts	1	—	—	—	196,574	(1)	(196,572)	1	—	—
46	Environmental Appeal Board and Forest Appeals Commission	1,955	870	1,071	—	15	(1)	—	1,955	30	15
47	Forest Practices Board	3,307	2,222	1,385	—	—	—	—	3,607	100	100
	Citizens’ Assembly (Eliminated for 2005/06)	2,600	—	—	—	—	—	—	—	—	—
	Livestock Protection (Eliminated for 2005/06)	10	—	—	—	—	—	—	—	—	—
	Special Accounts	75	3,466	7,285	—	32,825	(40,401)	(3,100)	75	725	20
	Total	257,569	6,558	9,741	40,000	611,936	(40,404)	(263,192)	364,639	30,855	50,135
	Overall Total	24,957,000	2,283,790	3,096,814	21,735,700	4,215,817	(1,681,045)	(2,613,077)	27,038,000	256,960	401,034
	Adjusted Totals(1)		1,920,155	2,949,530		3,119,965	(74,274)

(1)           Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,515,459	—		1,515,459
51	Supplementary Salary Costs	29,797	—		29,797
52	Employee Benefits	729,988	(363,635	)(1)	366,353
54	Legislative Salaries and Indemnities	8,546	—		8,546
	Salaries and Benefits	2,283,790	(363,635)		1,920,155
55	Boards, Commissions, and Courts - Fees and Expenses	12,125	—		12,125
57	Public Servant Travel	59,697	—		59,697
59	Centralized Management Support Services	98,591	(98,591	)(2)	—
60	Professional Services	633,760	(48,693	)(3)	585,067
63	Information Systems - Operating	220,835	—		220,835
65	Office and Business Expenses	81,682	—		81,682
67	Advertising and Publications	13,967	—		13,967
68	Statutory Advertising and Publications	6,405	—		6,405
69	Utilities, Materials and Supplies	450,964	—		450,964
70	Operating Equipment and Vehicles	164,112	—		164,112
72	Non-Capital Roads and Bridges	427,304	—		427,304
73	Amortization	651,802	—		651,802
75	Building Occupancy Charges	275,571	—		275,571
	Operating Costs	3,096,814	(147,284)		2,949,530
77	Transfers - Grants	804,339	—		804,339
79	Transfers - Entitlements	14,942,843	—		14,942,843
80	Transfers - Agreements	5,988,517	—		5,988,517
	Government Transfers	21,735,700	—		21,735,700
81	Transfer Between Votes and Special Accounts	208,140	(208,140	)(4)	—
83	Interest on the Public Debt	2,466,807	(824,458	)(5)	1,642,349
85	Other Expenses	1,540,870	(63,254	)(7)	1,477,616
	Other Expenses	4,215,817	(1,095,852)		3,119,965
86	Recoveries Between Votes and Special Accounts	(208,140)	208,140	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(1,472,905)	1,398,631	(7)	(74,274)
	Internal Recoveries	(1,681,045)	1,606,771		(74,274)
89	Recoveries External to the Consolidated Revenue Fund	(1,763,078)	—		(1,763,078)
90	Recoveries External to the Government Reporting Entity	(849,999)	—		(849,999)
	External Recoveries	(2,613,077)	—		(2,613,077)
	Net Operating Expenses	27,038,000	—		27,038,000

(1)   Employee Benefits (Vote 21).

(2)   Certain central agency charges for payroll and information technology costs (Votes 21 and 35).

(3)   Certain legal services costs (Vote 14) and internal audit and advisory services (Vote 36).

(4)   Transfers between votes and special accounts.

(5)   Interest costs (Votes10, 23, 34, and 40).

(6)   Certain banking charges (Vote 29, procurement and supply costs (Vote 35), collection services costs (Vote 38), and costs in the Insurance and Risk Management Special Account.

(7)   Recoveries for costs referred to in Notes 1, 2, 3, 5, 6, and 7.

CAPITAL EXPENDITURES BY STANDARD OBJECT ($000)

STOB	Total

Land	5,000

Land Improvements	21,241

Buildings	2,747

Specialized Equipment	17,497

Office Furniture and Equipment	7,123

Vehicles	24,727

Informations Systems	303,662

Tenant Improvements	13,037

Roads Bridges and Ferries	6,000

Other	—
Net Capital Expenditures	401,034

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS
OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	45,737	12,464	154	4,639	6,650	23,907	—	163	—	748	2,103	1,444	—	375	1,080
Members’ Services	20,426	183	—	1,487	5,933	7,603	—	30	—	40	—	132	—	—	—
Caucus Support Services	3,880	3,799	—	912	—	4,711	—	—	—	—	—	286	—	—	—
Office of the Speaker	372	230	—	55	—	285	—	3	—	—	4	70	—	—	1
Clerk of the House	712	110	—	92	444	646	—	—	—	2	3	12	—	—	—
Clerk of Committees	382	88	—	65	182	335	—	15	—	3	12	20	—	—	—
Legislative Operations	10,278	1,928	23	505	—	2,456	—	64	—	378	1,837	481	—	375	181
Sergeant-at-Arms	3,648	2,503	57	636	91	3,287	—	8	—	77	15	213	—	—	75
Hansard	3,666	2,145	51	527	—	2,723	—	31	—	212	50	132	—	—	507
Legislative Library	2,373	1,478	23	360	—	1,861	—	12	—	36	182	98	—	—	316

Total	45,737	12,464	154	4,639	6,650	23,907	—	163	—	748	2,103	1,444	—	375	1,080

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	—	—	780	4,034	10,727	—	—	—	—	—	—	16,929	16,929	—	(346)	(346)	—	—	—	51,217
Members’ Services	—	—	—	—	202	—	—	—	—	—	—	16,829	16,829	—	—	—	—	—	—	24,634
Caucus Support Services	—	—	—	—	286	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,997
Office of the Speaker	—	—	—	—	78	—	—	—	—	—	—	20	20	—	—	—	—	—	—	383
Clerk of the House	—	—	—	—	17	—	—	—	—	—	—	76	76	—	—	—	—	—	—	739
Clerk of Committees	—	—	—	—	50	—	—	—	—	—	—	2	2	—	—	—	—	—	—	387
Legislative Operations	—	—	780	3,948	8,044	—	—	—	—	—	—	2	2	—	(346)	(346)	—	—	—	10,156
Sergeant-at-Arms	—	—	—	—	388	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,675
Hansard	—	—	—	86	1,018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,741
Legislative Library	—	—	—	—	644	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,505

Total	—	—	780	4,034	10,727	—	—	—	—	—	—	16,929	16,929	—	(346)	(346)	—	—	—	51,217

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	7,069	5,637	—	1,395	178	7,210	—	316	130	1,020	134	322	—	85	—
Auditor General	7,069	5,637	—	1,395	178	7,210	—	316	130	1,020	134	322	—	85	—

Total	7,069	5,637	—	1,395	178	7,210	—	316	130	1,020	134	322	—	85	—

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	180	510	2,697	63	—	—	63	—	—	—	—	—	—	—	(1,600)	(700)	(2,300)	7,670
Auditor General	—	—	180	510	2,697	63	—	—	63	—	—	—	—	—	—	—	(1,600)	(700)	(2,300)	7,670

Total	—	—	180	510	2,697	63	—	—	63	—	—	—	—	—	—	—	(1,600)	(700)	(2,300)	7,670

VOTE 3 Conflict of Interest Commissioner

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	292	92	—	25	88	205	—	25	3	12	5	10	—	—	1
Conflict of Interest Commissioner	292	92	—	25	88	205	—	25	3	12	5	10	—	—	1

Total	292	92	—	25	88	205	—	25	3	12	5	10	—	—	1

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	3	16	75	—	—	—	—	—	—	12	12	—	—	—	—	—	—	292
Conflict of Interest Commissioner	—	—	3	16	75	—	—	—	—	—	—	12	12	—	—	—	—	—	—	292

Total	—	—	3	16	75	—	—	—	—	—	—	12	12	—	—	—	—	—	—	292

VOTE 4 Elections BC

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	13,508	1,709	36	461	171	2,377	—	59	90	60	1,590	137	—	6	3
Elections BC	13,508	1,709	36	461	171	2,377	—	59	90	60	1,590	137	—	6	3

Total	13,508	1,709	36	461	171	2,377	—	59	90	60	1,590	137	—	6	3

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	1,816	363	4,125	—	—	—	—	—	—	25,004	25,004	—	—	—	—	—	—	31,506
Elections BC	1	—	1,816	363	4,125	—	—	—	—	—	—	25,004	25,004	—	—	—	—	—	—	31,506

Total	1	—	1,816	363	4,125	—	—	—	—	—	—	25,004	25,004	—	—	—	—	—	—	31,506

VOTE 5 Information and Privacy Commissioner

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	2,133	1,135	5	321	175	1,636	—	40	39	180	65	70	10	7	13
Information and Privacy Commissioner	2,133	1,135	5	321	175	1,636	—	40	39	180	65	70	10	7	13

Total	2,133	1,135	5	321	175	1,636	—	40	39	180	65	70	10	7	13

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	30	126	580	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,211
Information and Privacy Commissioner	—	—	30	126	580	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,211

Total	—	—	30	126	580	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,211

VOTE 6 Ombudsman

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	3,097	2,104	15	555	175	2,849	—	48	85	65	40	85	30	15	20
Ombudsman	3,097	2,104	15	555	175	2,849	—	48	85	65	40	85	30	15	20

Total	3,097	2,104	15	555	175	2,849	—	48	85	65	40	85	30	15	20

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsman	—	—	65	226	679	—	—	—	—	—	—	—	—	—	(139)	(139)	—	(1)	(1)	3,388
Ombudsman	—	—	65	226	679	—	—	—	—	—	—	—	—	—	(139)	(139)	—	(1)	(1)	3,388

Total	—	—	65	226	679	—	—	—	—	—	—	—	—	—	(139)	(139)	—	(1)	(1)	3,388

VOTE 7 Police Complaint Commissioner

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	985	525	5	175	175	880	—	35	20	190	8	55	1	3	3
Police Complaint Commissioner	985	525	5	175	175	880	—	35	20	190	8	55	1	3	3

Total	985	525	5	175	175	880	—	35	20	190	8	55	1	3	3

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	15	80	410	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,290
Police Complaint Commissioner	—	—	15	80	410	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,290

Total	—	—	15	80	410	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,290

OFFICE OF THE PREMIER

($000)

VOTE 8 Office of the Premier

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,543	1,651	3	403	—	2,057	—	182	7	46	18	465	—	—	—
Intergovernmental Relations Secretariat	2,543	1,651	3	403	—	2,057	—	182	7	46	18	465	—	—	—
Deputy Ministers’ Policy Secretariat	—	840	—	202	—	1,042	—	60	67	100	25	31	—	—	5
Deputy Ministers’ Policy Secretariat	—	840	—	202	—	1,042	—	60	67	100	25	31	—	—	5
Executive and Support Services	6,351	3,835	8	946	70	4,859	—	378	103	562	35	322	—	—	—
Premier’s Office	2,786	1,957	3	470	70	2,500	—	318	17	10	20	96	—	—	—
Executive Operations	3,565	1,878	5	476	—	2,359	—	60	86	552	15	226	—	—	—

Total	8,894	6,326	11	1,551	70	7,958	—	620	177	708	78	818	—	—	5

																				Total
					Total				Total				Total			Total			Total	2005/06
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfer	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	6	—	10	55	789	355	—	—	355	—	—	67	67	—	(225)	(225)	—	(500)	(500)	2,543
Intergovernmental Relations Secretariat	6	—	10	55	789	355	—	—	355	—	—	67	67	—	(225)	(225)	—	(500)	(500)	2,543
Deputy Ministers’ Policy Secretariat	—	—	19	55	362	—	—	—	—	—	—	67	67	—	(1)	(1)	—	—	—	1,470
Deputy Ministers’ Policy Secretariat	—	—	19	55	362	—	—	—	—	—	—	67	67	—	(1)	(1)	—	—	—	1,470
Executive and Support Services	6	—	4	122	1,532	1	—	—	1	—	—	260	260	—	(1)	(1)	—	—	—	6,651
Premier’s Office	6	—	2	—	469	—	—	—	—	—	—	117	117	—	—	—	—	—	—	3,086
Executive Operations	—	—	2	122	1,063	1	—	—	1	—	—	143	143	—	(1)	(1)	—	—	—	3,565

Total	12	—	33	232	2,683	356	—	—	356	—	—	394	394	—	(227)	(227)	—	(500)	(500)	10,664

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 9 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations	20,425	5,430	—	1,302	—	6,732	5	885	1,873	1,006	—	243	—	—	—
Negotiations	20,425	5,430	—	1,302	—	6,732	5	885	1,873	1,006	—	243	—	—	—
Aboriginal Relations	3,496	1,708	—	410	—	2,118	—	159	—	60	—	111	—	—	—
Aboriginal Relations	3,496	1,708	—	410	—	2,118	—	159	—	60	—	111	—	—	—
Economic Development	7,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Economic Development	7,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,824	2,141	—	513	39	2,693	210	57	100	—	153	274	—	5	10
Minister’s Office	431	210	—	50	39	299	—	44	7	—	15	28	—	—	3
Corporate Services	3,393	1,931	—	463	—	2,394	210	13	93	—	138	246	—	5	7

Total	34,787	9,279	—	2,225	39	11,543	215	1,101	1,973	1,066	153	628	—	5	10

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Negotiations	—	—	—	—	4,012	265	10,619	—	10,884
Negotiations	—	—	—	—	4,012	265	10,619	—	10,884
Aboriginal Relations	—	—	—	—	330	2	934	2,225	3,161
Aboriginal Relations	—	—	—	—	330	2	934	2,225	3,161
Economic Development	—	—	—	—	—	—	—	—	—
Economic Development	—	—	—	—	—	—	—	—	—
Executive and Support Services	10	—	23	883	1,725	—	—	—	—
Minister’s Office	10	—	—	—	107	—	—	—	—
Corporate Services	—	—	23	883	1,618	—	—	—	—

Total	10	—	23	883	6,067	267	11,553	2,225	14,045

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations	—	—	2,176	2,176	—	(1)	(1)	—	(3,322)	(3,322)	20,481
Negotiations	—	—	2,176	2,176	—	(1)	(1)	—	(3,322)	(3,322)	20,481
Aboriginal Relations	—	—	—	—	—	(2)	(2)	—	(62)	(62)	5,545
Aboriginal Relations	—	—	—	—	—	(2)	(2)	—	(62)	(62)	5,545
Economic Development	—	—	—	—	—	—	—	—	—	—	—
Economic Development	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	—	—	25	25	—	(1)	(1)	—	(200)	(200)	4,242
Minister’s Office	—	—	25	25	—	—	—	—	—	—	431
Corporate Services	—	—	—	—	—	(1)	(1)	—	(200)	(200)	3,811

Total	—	—	2,201	2,201	—	(4)	(4)	—	(3,584)	(3,584)	30,268

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,200	—	—	—	—	—	45	—	—	56	—	4	—	—	—
Total	4,200	—	—	—	—	—	45	—	—	56	—	4	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
First Citizens Fund	—	—	—	—	105	1,000	—	3,395	4,395
Total	—	—	—	—	105	1,000	—	3,395	4,395

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	—	(300)	(300)	4,200
Total	—	—	—	—	—	—	—	—	(300)	(300)	4,200

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 10 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,420,247	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Educational Institutions and Organizations	1,420,247	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	136,291	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	136,291	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	246,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	142,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	104,150	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Research and Technology	5,741	—	—	—	—	—	6	27	11	198	1	12	—	—	—
Research and Technology	5,741	—	—	—	—	—	6	27	11	198	1	12	—	—	—
Executive and Support Services	18,768	11,487	—	2,744	39	14,270	100	406	446	1,217	1,427	366	—	61	—
Minister’s Office	435	251	—	51	39	341	—	49	5	—	10	12	—	—	—
Program Management	18,333	11,236	—	2,693	—	13,929	100	357	441	1,217	1,417	354	—	61	—

Total	1,827,797	11,487	—	2,744	39	14,270	106	433	457	1,415	1,428	378	—	61	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Educational Institutions and Organizations	—	—	—	—	—	—	1,497,758	1,559	1,499,317
Educational Institutions and Organizations	—	—	—	—	—	—	1,497,758	1,559	1,499,317
Student Financial Assistance	—	—	—	—	—	97,532	3,940	—	101,472
Student Financial Assistance	—	—	—	—	—	97,532	3,940	—	101,472
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	107,159	—	107,159	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	107,159	—	107,159	—	—	—	—
Research and Technology	—	—	—	37	292	—	—	5,449	5,449
Research and Technology	—	—	—	37	292	—	—	5,449	5,449
Executive and Support Services	—	—	678	34	4,735	372	—	—	372
Minister’s Office	—	—	—	—	76	—	—	—	—
Program Management	—	—	678	34	4,659	372	—	—	372

Total	—	—	107,837	71	112,186	97,904	1,501,698	7,008	1,606,610

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,482,317
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,482,317
Student Financial Assistance	—	24,958	36,735	61,693	—	—	—	—	(27,673)	(27,673)	135,492
Student Financial Assistance	—	24,958	36,735	61,693	—	—	—	—	(27,673)	(27,673)	135,492
Debt Service Costs and Amortization of Prepaid Capital Advances	—	148,700	—	148,700	—	—	—	—	—	—	255,859
Debt Service Costs	—	148,700	—	148,700	—	—	—	—	—	—	148,700
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	107,159
Research and Technology	—	—	—	—	—	—	—	—	—	—	5,741
Research and Technology	—	—	—	—	—	—	—	—	—	—	5,741
Executive and Support Services	—	—	41	41	—	—	—	—	(530)	(530)	18,888
Minister’s Office	—	—	18	18	—	—	—	—	—	—	435
Program Management	—	—	23	23	—	—	—	—	(530)	(530)	18,453

Total	—	173,658	36,776	210,434	—	—	—	—	(45,203)	(45,203)	1,898,297

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 11 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Food Industry Development	10,120	9,147	40	2,194	—	11,381	—	602	—	1,584	61	400	—	—	381
Food Industry Development	10,120	9,147	40	2,194	—	11,381	—	602	—	1,584	61	400	—	—	381
Agriculture and Aquaculture Management	7,932	4,911	28	1,175	—	6,114	283	345	92	325	8	116	—	—	42
Agriculture and Aquaculture Management	6,938	4,590	28	1,098	—	5,716	—	321	92	140	6	70	—	—	42
BC Farm Industry Review Board	994	321	—	77	—	398	283	24	—	185	2	46	—	—	—
Risk Management	18,603	1,548	1	372	—	1,921	5	100	—	265	13	39	—	—	30
Risk Management	18,603	1,548	1	372	—	1,921	5	100	—	265	13	39	—	—	30
Crown Land Administration	2,445	5,648	—	1,428	—	7,076	—	257	330	21,076	16	304	—	—	—
Land Policy Program	2,445	608	—	192	—	800	—	16	—	41	—	50	—	—	—
Crown Land Tenure Management	—	4,688	—	1,125	—	5,813	—	221	—	278	—	208	—	—	—
Contaminated Sites Program	—	352	—	111	—	463	—	20	330	20,757	16	46	—	—	—
Executive and Support Services	5,022	2,067	32	494	39	2,632	—	199	467	123	295	346	—	34	27
Minister’s Office	870	223	—	54	39	316	—	110	—	—	32	22	—	—	6
Corporate Services	4,152	1,844	32	440	—	2,316	—	89	467	123	263	324	—	34	21

Total	44,122	23,321	101	5,663	39	29,124	288	1,503	889	23,373	393	1,205	—	34	480

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Food Industry Development	266	—	546	1,827	5,667	2,405	—	—	2,405
Food Industry Development	266	—	546	1,827	5,667	2,405	—	—	2,405
Agriculture and Aquaculture Management	52	—	156	814	2,233	390	—	—	390
Agriculture and Aquaculture Management	52	—	154	760	1,637	390	—	—	390
BC Farm Industry Review Board	—	—	2	54	596	—	—	—	—
Risk Management	15	—	298	204	969	12,428	(1)	—	12,427
Risk Management	15	—	298	204	969	12,428	(1)	—	12,427
Crown Land Administration	56	—	5	112	22,156	—	—	—	—
Land Policy Program	—	—	3	59	169	—	—	—	—
Crown Land Tenure Management	56	—	—	—	763	—	—	—	—
Contaminated Sites Program	—	—	2	53	21,224	—	—	—	—
Executive and Support Services	53	—	143	317	2,004	—	—	—	—
Minister’s Office	14	—	—	—	184	—	—	—	—
Corporate Services	39	—	143	317	1,820	—	—	—	—

Total	442	—	1,148	3,274	33,029	15,223	(1)	—	15,222

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Food Industry Development	—	—	35	35	—	—	—	—	(7,772)	(7,772)	11,716
Food Industry Development	—	—	35	35	—	—	—	—	(7,772)	(7,772)	11,716
Agriculture and Aquaculture Management	—	—	—	—	—	—	—	—	(175)	(175)	8,562
Agriculture and Aquaculture Management	—	—	—	—	—	—	—	—	(172)	(172)	7,571
BC Farm Industry Review Board	—	—	—	—	—	—	—	—	(3)	(3)	991
Risk Management	5,400	—	—	5,400	—	—	—	—	(1,638)	(1,638)	19,079
Risk Management	5,400	—	—	5,400	—	—	—	—	(1,638)	(1,638)	19,079
Crown Land Administration	—	—	922	922	—	(1)	(1)	(1)	(1)	(2)	30,151
Land Policy Program	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	969
Crown Land Tenure Management	—	—	919	919	—	—	—	—	—	—	7,495
Contaminated Sites Program	—	—	—	—	—	—	—	—	—	—	21,687
Executive and Support Services	—	—	4,287	4,287	—	—	—	—	(75)	(75)	8,848
Minister’s Office	—	—	20	20	—	—	—	—	—	—	520
Corporate Services	—	—	4,267	4,267	—	—	—	—	(75)	(75)	8,328

Total	5,400	—	5,244	10,644	—	(1)	(1)	(1)	(9,661)	(9,662)	78,356

VOTE 12 Agricultural Land Commission

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	1,957	1,178	—	283	—	1,461	235	75	—	36	25	32	—	16	2
Agricultural Land Commission	1,957	1,178	—	283	—	1,461	235	75	—	36	25	32	—	16	2

Total	1,957	1,178	—	283	—	1,461	235	75	—	36	25	32	—	16	2

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Agricultural Land Commission	18	—	—	170	609	—	—	—	—
Agricultural Land Commission	18	—	—	170	609	—	—	—	—

Total	18	—	—	170	609	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,068
Agricultural Land Commission	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,068

Total	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,068

VOTE 13 Integrated Land Management Bureau

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	57,308	34,828	173	8,556	—	43,557	—	1,866	1,932	19,804	3,560	1,953	—	84	136
Client Services Delivery	10,603	9,689	111	2,470	—	12,270	—	705	285	5,571	309	494	—	84	15
Species at Risk Coordination	—	290	—	76	—	366	—	55	—	215	1	16	—	—	—
Resource Information Management	40,658	11,660	41	2,838	—	14,539	—	608	994	11,855	927	580	—	—	113
Bureau Management	6,047	13,189	21	3,172	—	16,382	—	498	653	2,163	2,323	863	—	—	8

Total	57,308	34,828	173	8,556	—	43,557	—	1,866	1,932	19,804	3,560	1,953	—	84	136

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Integrated Land Management Bureau	305	—	2,768	4,854	37,261	8,005	—	236	8,241
Client Services Delivery	196	—	271	1,268	9,198	7,994	—	—	7,994
Species at Risk Coordination	—	—	—	23	310	—	—	—	—
Resource Information Management	72	—	1,571	1,188	17,907	10	—	36	46
Bureau Management	37	—	926	2,375	9,846	1	—	200	201

Total	305	—	2,768	4,854	37,261	8,005	—	236	8,241

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Land Management Bureau	—	—	141	141	—	(19,645)	(19,645)	(646)	(7,720)	(8,366)	61,189
Client Services Delivery	—	—	15	15	—	(2,545)	(2,545)	(1)	(377)	(378)	26,554
Species at Risk Coordination	—	—	—	—	—	(50)	(50)	—	—	—	626
Resource Information Management	—	—	1	1	—	(3,779)	(3,779)	(273)	(7,256)	(7,529)	21,185
Bureau Management	—	—	125	125	—	(13,271)	(13,271)	(372)	(87)	(459)	12,824

Total	—	—	141	141	—	(19,645)	(19,645)	(646)	(7,720)	(8,366)	61,189

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	210,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	210,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Crown Land	—	—	—	—	—	141,800	—	—	141,800
Production Insurance	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	141,800	—	—	141,800

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	—	20	20	—	—	—	—	—	—	141,820
Production Insurance	—	—	16,000	16,000	—	—	—	—	—	—	16,000
Total	—	—	16,020	16,020	—	—	—	—	—	—	157,820

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Court Services	132,563	56,609	844	13,734	—	71,187	1,933	1,417	355	2,144	808	2,854	—	—	913
Court Services	132,563	56,609	844	13,734	—	71,187	1,933	1,417	355	2,144	808	2,854	—	—	913
Legal Services	13,483	21,805	160	5,234	—	27,199	30	700	282	27,018	505	1,542	—	139	—
Legal Services	13,483	21,805	160	5,234	—	27,199	30	700	282	27,018	505	1,542	—	139	—
Prosecution Services	78,170	51,759	516	12,432	—	64,707	2,120	1,096	38	4,263	297	2,081	—	—	431
Prosecution Services	78,170	51,759	516	12,432	—	64,707	2,120	1,096	38	4,263	297	2,081	—	—	431
Justice Services	84,593	9,726	—	2,335	—	12,061	—	302	15	2,512	453	474	—	—	6
Justice Services	84,593	9,726	—	2,335	—	12,061	—	302	15	2,512	453	474	—	—	6
Multiculturalism and Immigration	5,976	2,006	35	482	—	2,523	35	121	—	294	78	119	—	—	—
Multiculturalism and Immigration	5,976	2,006	35	482	—	2,523	35	121	—	294	78	119	—	—	—
Executive and Support Services	41,006	14,732	75	3,567	39	18,413	1,044	706	4,266	930	1,982	912	—	71	9
Minister’s Office	626	338	—	81	39	458	—	96	10	—	15	54	—	—	3
Corporate Services	26,142	11,044	49	2,682	—	13,775	—	348	4,256	471	1,873	602	—	28	4
Agencies, Boards and Commissions	14,238	3,350	26	804	—	4,180	1,044	262	—	459	94	256	—	43	2

Total	355,791	156,637	1,630	37,784	39	196,090	5,162	4,342	4,956	37,161	4,123	7,982	—	210	1,359

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Court Services	1,078	—	4,858	48,566	64,926	—	—	—	—
Court Services	1,078	—	4,858	48,566	64,926	—	—	—	—
Legal Services	—	—	113	3,012	33,341	6	—	—	6
Legal Services	—	—	113	3,012	33,341	6	—	—	6
Prosecution Services	98	—	1,117	7,067	18,608	—	—	—	—
Prosecution Services	98	—	1,117	7,067	18,608	—	—	—	—
Justice Services	73	—	169	1,894	5,898	62,325	—	13,779	76,104
Justice Services	73	—	169	1,894	5,898	62,325	—	13,779	76,104
Multiculturalism and Immigration	—	—	38	172	857	182	—	23,959	24,141
Multiculturalism and Immigration	—	—	38	172	857	182	—	23,959	24,141
Executive and Support Services	16	—	1,162	2,688	13,786	60	—	1,800	1,860
Minister’s Office	10	—	4	48	240	—	—	—	—
Corporate Services	6	—	1,074	1,890	10,552	60	—	1,800	1,860
Agencies, Boards and Commissions	—	—	84	750	2,994	—	—	—	—

Total	1,265	—	7,457	63,399	137,416	62,573	—	39,538	102,111

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Court Services	—	—	312	312	—	—	—	—	(2,817)	(2,817)	133,608
Court Services	—	—	312	312	—	—	—	—	(2,817)	(2,817)	133,608
Legal Services	—	—	280	280	—	(46,022)	(46,022)	(1,400)	—	(1,400)	13,404
Legal Services	—	—	280	280	—	(46,022)	(46,022)	(1,400)	—	(1,400)	13,404
Prosecution Services	—	—	884	884	—	(1,720)	(1,720)	—	—	—	82,479
Prosecution Services	—	—	884	884	—	(1,720)	(1,720)	—	—	—	82,479
Justice Services	—	—	38	38	—	(500)	(500)	—	(2,420)	(2,420)	91,181
Justice Services	—	—	38	38	—	(500)	(500)	—	(2,420)	(2,420)	91,181
Multiculturalism and Immigration	—	—	—	—	—	—	—	—	(20,493)	(20,493)	7,028
Multiculturalism and Immigration	—	—	—	—	—	—	—	—	(20,493)	(20,493)	7,028
Executive and Support Services	7,642	—	48	7,690	—	(150)	(150)	—	(287)	(287)	41,312
Minister’s Office	—	—	28	28	—	—	—	—	—	—	726
Corporate Services	—	—	16	16	—	(150)	(150)	—	(3)	(3)	26,050
Agencies, Boards and Commissions	7,642	—	4	7,646	—	—	—	—	(284)	(284)	14,536

Total	7,642	—	1,562	9,204	—	(48,392)	(48,392)	(1,400)	(26,017)	(27,417)	369,012

VOTE 15 Judiciary

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	51,166	37,160	68	8,920	—	46,148	351	1,447	—	306	891	1,436	—	6	85
Superior Courts	11,793	7,829	38	1,880	—	9,747	—	176	—	193	684	545	—	3	12
Provincial Courts	39,373	29,331	30	7,040	—	36,401	351	1,271	—	113	207	891	—	3	73

Total	51,166	37,160	68	8,920	—	46,148	351	1,447	—	306	891	1,436	—	6	85

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Judiciary	71	—	873	468	5,934	8	—	177	185
Superior Courts	5	—	524	—	2,142	—	—	—	—
Provincial Courts	66	—	349	468	3,792	8	—	177	185

Total	71	—	873	468	5,934	8	—	177	185

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	—	—	14	14	—	—	—	—	—	—	52,281
Superior Courts	—	—	5	5	—	—	—	—	—	—	11,894
Provincial Courts	—	—	9	9	—	—	—	—	—	—	40,387

Total	—	—	14	14	—	—	—	—	—	—	52,281

VOTE 16 Crown Proceeding Act

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Crown Proceeding Act	—	—	—	—	—	—	—	—	—
Crown Proceeding Act	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	27,500	27,500	—	—	—	—	—	—	27,500
Crown Proceeding Act	—	—	27,500	27,500	—	—	—	—	—	—	27,500

Total	—	—	27,500	27,500	—	—	—	—	—	—	27,500

VOTE 17 British Columbia Utilities Commission

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,221	6	580	—	2,807	200	50	149	1,500	25	260	—	25	—
British Columbia Utilities Commission	1	2,221	6	580	—	2,807	200	50	149	1,500	25	260	—	25	—

Total	1	2,221	6	580	—	2,807	200	50	149	1,500	25	260	—	25	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
British Columbia Utilities Commission	—	—	1	310	2,520	200	—	—	200
British Columbia Utilities Commission	—	—	1	310	2,520	200	—	—	200

Total	—	—	1	310	2,520	200	—	—	200

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1
British Columbia Utilities Commission	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1

Total	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	17,392	11,040	110	2,650	—	13,800	—	123	30	1,688	567	559	—	11	18
Total	17,392	11,040	110	2,650	—	13,800	—	123	30	1,688	567	559	—	11	18

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Public Guardian and Trustee of British Columbia	—	—	663	1,500	5,159	—	—	—	—
Total	—	—	663	1,500	5,159	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee of British Columbia	—	—	282	282	—	—	—	—	(1,193)	(1,193)	18,048
Total	—	—	282	282	—	—	—	—	(1,193)	(1,193)	18,048

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	573,369	149,731	2,060	36,188	—	187,979	—	5,403	14,460	6,084	2,733	5,576	—	34	104
Child and Family Development	573,369	149,731	2,060	36,188	—	187,979	—	5,403	14,460	6,084	2,733	5,576	—	34	104
ECD, Child Care and Supports to Children with Special Needs	357,882	15,442	154	3,706	—	19,302	25	510	242	2,264	2,133	678	—	2,000	—
ECD, Child Care and Supports to Children with Special Needs	357,882	15,442	154	3,706	—	19,302	25	510	242	2,264	2,133	678	—	2,000	—
Provincial Services	55,106	28,635	1,193	6,873	—	36,701	—	441	500	211	376	482	—	—	1,766
Provincial Services	55,106	28,635	1,193	6,873	—	36,701	—	441	500	211	376	482	—	—	1,766
Executive and Support Services	17,272	11,202	214	2,689	64	14,169	—	622	328	734	71	278	—	—	—
Ministers’ Office	730	386	6	93	64	549	—	94	—	—	—	27	—	—	—
Corporate Services	16,542	10,816	208	2,596	—	13,620	—	528	328	734	71	251	—	—	—

Total	1,003,629	205,010	3,621	49,456	64	258,151	25	6,976	15,530	9,293	5,313	7,014	—	2,034	1,870

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Child and Family Development	1,212	—	5,502	23,994	65,102	341	16,138	376,925	393,404
Child and Family Development	1,212	—	5,502	23,994	65,102	341	16,138	376,925	393,404
ECD, Child Care and Supports to Children with Special Needs	61	—	466	1,691	10,070	—	168,693	252,653	421,346
ECD, Child Care and Supports to Children with Special Needs	61	—	466	1,691	10,070	—	168,693	252,653	421,346
Provincial Services	215	—	767	6,825	11,583	49	213	9,816	10,078
Provincial Services	215	—	767	6,825	11,583	49	213	9,816	10,078
Executive and Support Services	—	—	419	1,413	3,865	—	—	5	5
Ministers’ Office	—	—	10	—	131	—	—	—	—
Corporate Services	—	—	409	1,413	3,734	—	—	5	5

Total	1,488	—	7,154	33,923	90,620	390	185,044	639,399	824,833

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Child and Family Development	—	—	753	753	—	(1,447)	(1,447)	—	(55,949)	(55,949)	589,842
Child and Family Development	—	—	753	753	—	(1,447)	(1,447)	—	(55,949)	(55,949)	589,842
ECD, Child Care and Supports to Children with Special Needs	—	—	170	170	—	—	—	—	(100)	(100)	450,788
ECD, Child Care and Supports to Children with Special Needs	—	—	170	170	—	—	—	—	(100)	(100)	450,788
Provincial Services	—	—	70	70	—	(913)	(913)	—	(3,802)	(3,802)	53,717
Provincial Services	—	—	70	70	—	(913)	(913)	—	(3,802)	(3,802)	53,717
Executive and Support Services	—	—	131	131	—	—	—	—	(538)	(538)	17,632
Ministers’ Office	—	—	50	50	—	—	—	—	—	—	730
Corporate Services	—	—	81	81	—	—	—	—	(538)	(538)	16,902

Total	—	—	1,124	1,124	—	(2,360)	(2,360)	—	(60,389)	(60,389)	1,111,979

VOTE 19 Adult Community Living Services

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ministry Services - Adult Community Living	493,942	4,679	141	1,172	—	5,992	—	111	30	83	23	84	—	—	18
Ministry Services - Adult Community Living	493,942	4,679	141	1,172	—	5,992	—	111	30	83	23	84	—	—	18
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	493,942	4,679	141	1,172	—	5,992	—	111	30	83	23	84	—	—	18

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Ministry Services - Adult Community Living	16	—	59	273	697	92	64,038	59,053	123,184
Ministry Services - Adult Community Living	16	—	59	273	697	92	64,038	59,053	123,184
Transfers to Community Living British Columbia	—	—	—	—	—	—	394,802	—	394,802
Transfers to Community Living British Columbia	—	—	—	—	—	—	394,802	—	394,802

Total	16	—	59	273	697	92	458,840	59,053	517,986

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ministry Services - Adult Community Living	—	—	42	42	—	(16)	(16)	—	(37)	(37)	129,862
Ministry Services - Adult Community Living	—	—	42	42	—	(16)	(16)	—	(37)	(37)	129,862
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	394,802
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	394,802

Total	—	—	42	42	—	(16)	(16)	—	(37)	(37)	524,664

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 20 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	116,325	5,209	37	1,246	—	6,492	5	292	43	718	196	168	—	2	1,418
Local Government Services and Transfers	112,139	4,374	27	1,053	—	5,454	5	291	43	646	186	152	—	2	—
University Endowment Lands	4,186	835	10	193	—	1,038	—	1	—	72	10	16	—	—	1,418
Seniors’, Women’s and Community Services	37,612	2,055	13	493	—	2,561	—	168	12	146	215	120	—	—	15
Seniors’, Women’s and Community Services	37,612	2,055	13	493	—	2,561	—	168	12	146	215	120	—	—	15
Executive and Support Services	8,502	4,474	13	1,092	47	5,626	—	218	437	241	252	471	—	—	1
Minister’s Office	1,093	258	—	58	47	363	—	139	—	—	33	10	—	—	—
Management Services	7,409	4,216	13	1,034	—	5,263	—	79	437	241	219	461	—	—	1

Total	162,439	11,738	63	2,831	47	14,679	5	678	492	1,105	663	759	—	2	1,434

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Local Government	65	—	15	777	3,699	83,467	—	139,459	222,926
Local Government Services and Transfers	—	—	15	337	1,677	83,467	—	135,191	218,658
University Endowment Lands	65	—	—	440	2,022	—	—	4,268	4,268
Seniors’, Women’s and Community Services	—	—	57	253	986	15	—	47,177	47,192
Seniors’, Women’s and Community Services	—	—	57	253	986	15	—	47,177	47,192
Executive and Support Services	11	—	138	581	2,350	—	—	—	—
Minister’s Office	7	—	—	—	189	—	—	—	—
Management Services	4	—	138	581	2,161	—	—	—	—

Total	76	—	210	1,611	7,035	83,482	—	186,636	270,118

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	—	—	48	48	(3,142)	—	(3,142)	—	(55,000)	(55,000)	175,023
Local Government Services and Transfers	—	—	48	48	—	—	—	—	(55,000)	(55,000)	170,837
University Endowment Lands	—	—	—	—	(3,142)	—	(3,142)	—	—	—	4,186
Seniors’, Women’s and Community Services	—	—	—	—	—	—	—	—	(117)	(117)	50,622
Seniors’, Women’s and Community Services	—	—	—	—	—	—	—	—	(117)	(117)	50,622
Executive and Support Services	—	—	67	67	—	(1)	(1)	(1)	—	(1)	8,041
Minister’s Office	—	—	34	34	—	—	—	—	—	—	586
Management Services	—	—	33	33	—	(1)	(1)	(1)	—	(1)	7,455

Total	—	—	115	115	(3,142)	(1)	(3,143)	(1)	(55,117)	(55,118)	233,686

VOTE 21 BC Public Service Agency

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Leadership and Learning Centre	699	916	—	219	—	1,135	—	20	12	1,504	2	676	—	—	—
Leadership and Learning Centre	699	916	—	219	—	1,135	—	20	12	1,504	2	676	—	—	—
Client Services	17,549	8,646	186	2,075	—	10,907	—	238	189	183	98	219	—	—	—
Regional Operations	17,549	8,646	186	2,075	—	10,907	—	238	189	183	98	219	—	—	—
Hiring and Business Transformation	688	1,164	—	280	—	1,444	—	20	16	91	9	58	—	—	—
Hiring and Business Transformation	688	1,164	—	280	—	1,444	—	20	16	91	9	58	—	—	—
Employee Relations	2,834	2,209	8	530	—	2,747	—	121	38	—	27	140	—	—	—
Employee Relations	2,834	2,209	8	530	—	2,747	—	121	38	—	27	140	—	—	—
Compensation, Benefits and Policy	2,249	7,530	32	359,410	—	366,972	—	197	130	8,536	92	1,284	—	11	—
Compensation	2,248	3,229	8	774	—	4,011	—	66	56	37	34	71	—	—	—
Provincial Pensions	99,231	—	—	100,813	—	100,813	—	—	—	—	—	—	—	—	—
Miscellaneous and Stat Items	7,547	—	—	6,258	—	6,258	—	—	—	—	—	—	—	—	—
Canada Pension	45,788	—	—	50,829	—	50,829	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	9,065	—	—	8,665	—	8,665	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	47,803	—	—	64,988	—	64,988	—	—	—	—	—	—	—	—	—
Group Insurance	3,990	—	—	8,372	—	8,372	—	—	—	—	—	—	—	—	—
Medical Services Plan	22,297	—	—	22,782	—	22,782	—	—	—	—	—	—	—	—	—
Long Term Disability	35,781	—	—	34,508	—	34,508	—	—	—	—	—	—	—	—	—
Employment Insurance	25,839	—	—	25,920	—	25,920	—	—	—	—	—	—	—	—	—
Workers Compensation	9,981	—	—	10,158	—	10,158	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	885	—	—	1,220	—	1,220	—	—	—	—	—	—	—	—	—
Other Benefits	34,594	4,301	24	24,123	—	28,448	—	131	74	8,499	58	1,213	—	11	—
Recoveries	(342,800)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	113	360	7	87	—	454	—	10	6	291	4	6	—	—	—
Deputy Minister’s Office	112	360	7	87	—	454	—	10	6	291	4	6	—	—	—
Corporate Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,132	20,825	233	362,601	—	383,659	—	606	391	10,605	232	2,383	—	11	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Leadership and Learning Centre	—	—	25	68	2,307	—	—	—	—
Leadership and Learning Centre	—	—	25	68	2,307	—	—	—	—
Client Services	—	—	250	1,020	2,197	—	—	—	—
Regional Operations	—	—	250	1,020	2,197	—	—	—	—
Hiring and Business Transformation	—	—	37	96	327	—	—	—	—
Hiring and Business Transformation	—	—	37	96	327	—	—	—	—
Employee Relations	—	—	265	215	806	—	—	—	—
Employee Relations	—	—	265	215	806	—	—	—	—
Compensation, Benefits and Policy	—	—	281	708	11,239	—	—	—	—
Compensation	—	—	121	308	693	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—
Miscellaneous and Stat Items	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—
Workers Compensation	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	160	400	10,546	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	—	—	12	31	360	—	—	—	—
Deputy Minister’s Office	—	—	12	31	360	—	—	—	—
Corporate Services	—	—	—	—	—	—	—	—	—

Total	—	—	870	2,138	17,236	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Leadership and Learning Centre	—	—	48	48	—	(3,035)	(3,035)	—	—	—	455
Leadership and Learning Centre	—	—	48	48	—	(3,035)	(3,035)	—	—	—	455
Client Services	—	—	742	742	—	(13)	(13)	(700)	—	(700)	13,133
Regional Operations	—	—	742	742	—	(13)	(13)	(700)	—	(700)	13,133
Hiring and Business Transformation	—	—	80	80	—	(497)	(497)	—	—	—	1,354
Hiring and Business Transformation	—	—	80	80	—	(497)	(497)	—	—	—	1,354
Employee Relations	—	—	280	280	—	—	—	—	—	—	3,833
Employee Relations	—	—	280	280	—	—	—	—	—	—	3,833
Compensation, Benefits and Policy	—	—	13,339	13,339	—	(363,635)	(363,635)	(13,257)	(9,800)	(23,057)	4,858
Compensation	—	—	237	237	—	(84)	(84)	—	—	—	4,857
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	100,813
Miscellaneous and Stat Items	—	—	—	—	—	—	—	—	—	—	6,258
Canada Pension	—	—	—	—	—	—	—	—	—	—	50,829
Death and Retiring Benefits	—	—	—	—	—	—	—	—	(173)	(173)	8,492
Extended Health and Dental Benefits	—	—	—	—	—	—	—	(8,803)	(7,997)	(16,800)	48,188
Group Insurance	—	—	—	—	—	—	—	(4,285)	(35)	(4,320)	4,052
Medical Services Plan	—	—	—	—	—	—	—	—	(48)	(48)	22,734
Long Term Disability	—	—	—	—	—	—	—	—	(58)	(58)	34,450
Employment Insurance	—	—	—	—	—	—	—	—	—	—	25,920
Workers Compensation	—	—	—	—	—	—	—	—	(1,440)	(1,440)	8,718
Employee and Family Assistance Program	—	—	—	—	—	—	—	(169)	(49)	(218)	1,002
Other Benefits	—	—	13,102	13,102	—	—	—	—	—	—	52,096
Recoveries	—	—	—	—	—	(363,551)	(363,551)	—	—	—	(363,551)
Executive and Support Services (Agency)	—	—	853	853	—	(1,168)	(1,168)	—	—	—	499
Deputy Minister’s Office	—	—	22	22	—	(338)	(338)	—	—	—	498
Corporate Services	—	—	831	831	—	(830)	(830)	—	—	—	1

Total	—	—	15,342	15,342	—	(368,348)	(368,348)	(13,957)	(9,800)	(23,757)	24,132

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration	3,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	3,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
University Endowment Lands Administration	3,142	—	—	3,142	—	—	—	—	—	—	3,142
Total	3,142	—	—	3,142	—	—	—	—	—	—	3,142

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 22 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Improving British Columbia's Investment Climate	2,332	1,684	2	405	—	2,091	—	88	—	454	71	68	—	—	—
Improving British Columbia's Investment Climate	2,332	1,684	2	405	—	2,091	—	88	—	454	71	68	—	—	—
Marketing and Promoting British Columbia	1,673	1,769	21	425	—	2,215	—	201	—	866	53	142	—	—	—
Marketing and Promoting British Columbia	1,673	1,769	21	425	—	2,215	—	201	—	866	53	142	—	—	—
Enhancing Economic Development	86,691	3,093	5	746	—	3,844	5	139	40	929	36	160	—	—	—
Enhancing Economic Development	86,691	3,093	5	746	—	3,844	5	139	40	929	36	160	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	3,190	1,441	3	354	—	1,798	—	120	—	2,772	30	30	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	3,190	1,441	3	354	—	1,798	—	120	—	2,772	30	30	—	—	—
Executive and Support Services	10,167	2,162	12	515	39	2,728	—	191	1,087	362	416	216	—	3	47
Minister's Office	729	246	—	59	39	344	—	121	10	—	17	35	—	—	8
Corporate Services	6,118	1,916	12	456	—	2,384	—	70	1,077	362	399	181	—	3	39
Columbia Basin Trust	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	1,320	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	104,053	10,149	43	2,445	39	12,676	5	739	1,127	5,383	606	616	—	3	47

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Improving British Columbia's Investment Climate	—	—	15	—	696	—	—	—	—
Improving British Columbia's Investment Climate	—	—	15	—	696	—	—	—	—
Marketing and Promoting British Columbia	—	—	313	—	1,575	71	—	6,070	6,141
Marketing and Promoting British Columbia	—	—	313	—	1,575	71	—	6,070	6,141
Enhancing Economic Development	—	—	11	—	1,320	77,331	—	229,603	306,934
Enhancing Economic Development	—	—	11	—	1,320	77,331	—	229,603	306,934
2010 Olympic and Paralympic Winter Games Secretariat	—	—	20	120	3,092	—	—	104,750	104,750
2010 Olympic and Paralympic Winter Games Secretariat	—	—	20	120	3,092	—	—	104,750	104,750
Executive and Support Services	—	—	200	1,546	4,068	—	—	2,000	2,000
Minister's Office	—	—	—	—	191	—	—	—	—
Corporate Services	—	—	200	1,546	3,877	—	—	—	—
Columbia Basin Trust	—	—	—	—	—	—	—	2,000	2,000
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—

Total	—	—	559	1,666	10,751	77,402	—	342,423	419,825

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Improving British Columbia's Investment Climate	—	—	—	—	—	—	—	—	—	—	2,787
Improving British Columbia's Investment Climate	—	—	—	—	—	—	—	—	—	—	2,787
Marketing and Promoting British Columbia	—	—	—	—	—	—	—	—	(343)	(343)	9,588
Marketing and Promoting British Columbia	—	—	—	—	—	—	—	—	(343)	(343)	9,588
Enhancing Economic Development	—	—	—	—	—	—	—	—	(735)	(735)	311,363
Enhancing Economic Development	—	—	—	—	—	—	—	—	(735)	(735)	311,363
2010 Olympic and Paralympic Winter Games Secretariat	—	—	—	—	—	—	—	—	(1)	(1)	109,639
2010 Olympic and Paralympic Winter Games Secretariat	—	—	—	—	—	—	—	—	(1)	(1)	109,639
Executive and Support Services	—	—	1,393	1,393	—	—	—	—	(5)	(5)	10,184
Minister's Office	—	—	—	—	—	—	—	—	—	—	535
Corporate Services	—	—	173	173	—	—	—	—	(5)	(5)	6,429
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	2,000
Reserves for Doubtful Accounts	—	—	1,220	1,220	—	—	—	—	—	—	1,220

Total	—	—	1,393	1,393	—	—	—	—	(1,084)	(1,084)	443,561

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Northern Development Fund	—	—	—	—	—	500	—	—	500
Total	—	—	—	—	—	500	—	—	500

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	500
Total	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF EDUCATION

($000)

VOTE 23 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	4,125,825	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools	4,125,825	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	176,777	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	176,777	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	564,955	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	354,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	210,255	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Early Learning and Literacy	7,136	842	8	203	—	1,053	—	52	22	814	20	119	—	—	—
Early Learning and Literacy	7,136	842	8	203	—	1,053	—	52	22	814	20	119	—	—	—
Management Services	12,354	4,392	—	1,055	—	5,447	—	49	948	241	1,283	859	—	10	25
Management Services	12,354	4,392	—	1,055	—	5,447	—	49	948	241	1,283	859	—	10	25
Executive and Support Services	35,234	11,295	—	2,720	39	14,054	140	978	604	8,213	16,249	2,703	—	875	5
Minister’s Office	489	247	—	60	39	346	—	105	—	—	19	11	—	—	2
K-12 Education Programs	34,745	11,048	—	2,660	—	13,708	140	873	604	8,213	16,230	2,692	—	875	3

Total	4,922,281	16,529	8	3,978	39	20,554	140	1,079	1,573	9,268	17,552	3,680	—	885	30

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Public Schools	—	—	—	—	—	—	4,273,102	—	4,273,102
Public Schools	—	—	—	—	—	—	4,273,102	—	4,273,102
Independent Schools	—	—	—	—	—	—	186,629	—	186,629
Independent Schools	—	—	—	—	—	—	186,629	—	186,629
Debt Service and Amortization	—	—	200,897	—	200,897	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	200,897	—	200,897	—	—	—	—
Early Learning and Literacy	—	—	—	69	1,095	13,123	4,738	—	17,861
Early Learning and Literacy	—	—	—	69	1,095	13,123	4,738	—	17,861
Management Services	20	—	183	3,152	6,769	—	—	—	—
Management Services	20	—	183	3,152	6,769	—	—	—	—
Executive and Support Services	—	—	4,640	—	34,407	105	—	119	224
Minister’s Office	—	—	6	—	143	—	—	—	—
K-12 Education Programs	—	—	4,634	—	34,264	105	—	119	224

Total	20	—	205,720	3,221	243,168	13,228	4,464,469	119	4,477,816

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	—	—	—	—	(8,807)	(8,807)	4,264,295
Public Schools	—	—	—	—	—	—	—	—	(8,807)	(8,807)	4,264,295
Independent Schools	—	—	—	—	—	—	—	—	—	—	186,629
Independent Schools	—	—	—	—	—	—	—	—	—	—	186,629
Debt Service and Amortization	—	345,900	—	345,900	—	—	—	—	(412)	(412)	546,385
Debt Service Costs	—	345,900	—	345,900	—	—	—	—	—	—	345,900
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	(412)	(412)	200,485
Early Learning and Literacy	—	—	—	—	—	—	—	—	(1)	(1)	20,008
Early Learning and Literacy	—	—	—	—	—	—	—	—	(1)	(1)	20,008
Management Services	—	—	145	145	—	—	—	—	(7)	(7)	12,354
Management Services	—	—	145	145	—	—	—	—	(7)	(7)	12,354
Executive and Support Services	—	—	24	24	—	—	—	(4,040)	(435)	(4,475)	44,234
Minister’s Office	—	—	—	—	—	—	—	—	—	—	489
K-12 Education Programs	—	—	24	24	—	—	—	(4,040)	(435)	(4,475)	43,745

Total	—	345,900	169	346,069	—	—	—	(4,040)	(9,662)	(13,702)	5,073,905

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 24 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Employment Programs	71,475	266	—	85	—	351	—	—	—	—	—	—	—	—	—
Employment Programs	71,475	266	—	85	—	351	—	—	—	—	—	—	—	—	—
Temporary Assistance	391,176	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	391,176	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	483,158	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	483,158	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	144,923	—	—	—	—	—	—	—	2,850	—	—	—	—	—	—
Supplementary Assistance	144,923	—	—	—	—	—	—	—	2,850	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	2,422	676	19	162	—	857	150	30	—	100	20	105	—	3	—
Employment and Assistance Appeal Tribunal	2,422	676	19	162	—	857	150	30	—	100	20	105	—	3	—
Executive and Support Services	168,637	88,558	1,174	21,392	39	111,163	—	2,379	4,991	3,800	12,541	6,081	—	92	5
Minister’s Office	420	210	1	50	39	300	—	80	—	—	—	18	—	—	—
Corporate Services	29,159	16,910	166	4,193	—	21,269	—	472	4,973	1,876	5,848	1,673	—	91	3
Program Management	139,058	71,438	1,007	17,149	—	89,594	—	1,827	18	1,924	6,693	4,390	—	1	2

Total	1,261,791	89,500	1,193	21,639	39	112,371	150	2,409	7,841	3,900	12,561	6,186	—	95	5

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Employment Programs	—	—	—	—	—	995	5,805	72,245	79,045
Employment Programs	—	—	—	—	—	995	5,805	72,245	79,045
Temporary Assistance	—	—	—	—	—	—	352,499	—	352,499
Temporary Assistance	—	—	—	—	—	—	352,499	—	352,499
Disability Assistance	—	—	—	—	—	—	581,921	—	581,921
Disability Assistance	—	—	—	—	—	—	581,921	—	581,921
Supplementary Assistance	—	—	—	—	2,850	525	127,690	42,240	170,455
Supplementary Assistance	—	—	—	—	2,850	525	127,690	42,240	170,455
Employment and Assistance Appeal Tribunal	—	—	—	96	504	—	—	458	458
Employment and Assistance Appeal Tribunal	—	—	—	96	504	—	—	458	458
Executive and Support Services	380	—	3,591	20,474	54,334	25	—	30	55
Minister’s Office	9	—	—	—	107	—	—	—	—
Corporate Services	—	—	1,413	2,839	19,188	—	—	5	5
Program Management	371	—	2,178	17,635	35,039	25	—	25	50

Total	380	—	3,591	20,570	57,688	1,545	1,067,915	114,973	1,184,433

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Employment Programs	—	—	—	—	—	(1)	(1)	—	(25)	(25)	79,370
Employment Programs	—	—	—	—	—	(1)	(1)	—	(25)	(25)	79,370
Temporary Assistance	—	—	3,800	3,800	—	—	—	—	(1,112)	(1,112)	355,187
Temporary Assistance	—	—	3,800	3,800	—	—	—	—	(1,112)	(1,112)	355,187
Disability Assistance	—	—	—	—	—	—	—	—	(1,498)	(1,498)	580,423
Disability Assistance	—	—	—	—	—	—	—	—	(1,498)	(1,498)	580,423
Supplementary Assistance	—	—	2,960	2,960	—	—	—	—	(3,786)	(3,786)	172,479
Supplementary Assistance	—	—	2,960	2,960	—	—	—	—	(3,786)	(3,786)	172,479
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	1,819
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	1,819
Executive and Support Services	—	—	480	480	—	(340)	(340)	—	(10)	(10)	165,682
Minister’s Office	—	—	16	16	—	—	—	—	—	—	423
Corporate Services	—	—	111	111	—	(340)	(340)	—	(10)	(10)	40,223
Program Management	—	—	353	353	—	—	—	—	—	—	125,036

Total	—	—	7,240	7,240	—	(341)	(341)	—	(6,431)	(6,431)	1,354,960

MINISTRY OF ENERGY AND MINES AND PETROLEUM RESOURCES

($000)

VOTE 25 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	15,170	4,973	—	1,193	—	6,166	94	531	224	2,986	159	339	—	—	49
Oil and Gas Division	15,170	4,973	—	1,193	—	6,166	94	531	224	2,986	159	339	—	—	49
Offshore Oil and Gas	4,300	1,210	—	290	—	1,500	—	240	192	500	40	100	—	12	—
Offshore Oil and Gas	4,300	1,210	—	290	—	1,500	—	240	192	500	40	100	—	12	—
Mining and Minerals	7,868	7,148	12	1,694	—	8,854	—	943	—	1,968	125	379	—	71	115
Mining and Minerals	7,868	7,148	12	1,694	—	8,854	—	943	—	1,968	125	379	—	71	115
Electricity and Alternative Energy	1,134	937	—	225	—	1,162	—	145	—	90	8	20	—	—	—
Electricity and Alternative Energy	1,134	937	—	225	—	1,162	—	145	—	90	8	20	—	—	—
Executive and Support Services	4,313	3,859	—	931	64	4,854	—	783	404	894	27	312	—	—	13
Ministers’ Office	831	405	—	97	64	566	—	158	—	—	18	64	—	—	13
Corporate Services	3,482	3,454	—	834	—	4,288	—	625	404	894	9	248	—	—	—

Total	32,785	18,127	12	4,333	64	22,536	94	2,642	820	6,438	359	1,150	—	83	177

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Oil and Gas	160	—	94	350	4,986	85	—	700	785
Oil and Gas Division	160	—	94	350	4,986	85	—	700	785
Offshore Oil and Gas	—	—	35	116	1,235	600	—	917	1,517
Offshore Oil and Gas	—	—	35	116	1,235	600	—	917	1,517
Mining and Minerals	305	—	452	—	4,358	70	—	—	70
Mining and Minerals	305	—	452	—	4,358	70	—	—	70
Electricity and Alternative Energy	—	—	8	—	271	23	—	26	49
Electricity and Alternative Energy	—	—	8	—	271	23	—	26	49
Executive and Support Services	—	—	96	1,756	4,285	813	—	19	832
Ministers’ Office	—	—	—	—	253	—	—	—	—
Corporate Services	—	—	96	1,756	4,032	813	—	19	832

Total	465	—	685	2,222	15,135	1,591	—	1,662	3,253

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	—	—	—	—	—	—	—	—	—	—	11,937
Oil and Gas Division	—	—	—	—	—	—	—	—	—	—	11,937
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	4,252
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	4,252
Mining and Minerals	—	—	—	—	—	—	—	—	—	—	13,282
Mining and Minerals	—	—	—	—	—	—	—	—	—	—	13,282
Electricity and Alternative Energy	—	—	—	—	—	—	—	—	—	—	1,482
Electricity and Alternative Energy	—	—	—	—	—	—	—	—	—	—	1,482
Executive and Support Services	—	—	—	—	—	—	—	—	—	—	9,971
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	819
Corporate Services	—	—	—	—	—	—	—	—	—	—	9,152

Total	—	—	—	—	—	—	—	—	—	—	40,924

VOTE 26 Contracts and Funding Arrangements

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	26,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	24,060	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	26,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Contracts and Funding Arrangements	—	—	—	—	—	31,560	—	—	31,560
Resource Revenue Sharing Agreements	—	—	—	—	—	2,500	—	—	2,500
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	29,060	—	—	29,060

Total	—	—	—	—	—	31,560	—	—	31,560

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	31,560
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	2,500
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	—	—	29,060

Total	—	—	—	—	—	—	—	—	—	—	31,560

MINISTRY OF ENVIRONMENT

($000)

VOTE 27 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	61,521	26,041	299	6,279	—	32,619	—	2,080	1	20,028	85	1,293	—	76	6,228
Conservation Management	31,161	16,464	147	3,885	—	20,496	—	1,408	1	8,777	53	893	—	74	1,617
Parks, Fish and Wildlife Management	30,360	9,577	152	2,394	—	12,123	—	672	—	11,251	32	400	—	2	4,611
Water Stewardship	6,966	5,317	—	1,276	—	6,593	—	271	49	5,091	725	163	—	—	108
Water Stewardship	6,966	5,317	—	1,276	—	6,593	—	271	49	5,091	725	163	—	—	108
Oceans	2,193	636	2	152	—	790	—	54	—	522	1	17	—	—	6
Oceans	2,193	636	2	152	—	790	—	54	—	522	1	17	—	—	6
Environmental Protection	2,610	15,714	115	4,214	—	20,043	—	1,129	—	5,544	464	656	—	—	1,130
Environmental Protection	2,610	15,714	115	4,214	—	20,043	—	1,129	—	5,544	464	656	—	—	1,130
Compliance Operations	14,582	7,938	80	1,905	—	9,923	3	626	—	925	112	409	—	20	539
Compliance Operations	14,582	7,938	80	1,905	—	9,923	3	626	—	925	112	409	—	20	539
Executive and Support Services	23,109	5,670	66	1,361	39	7,136	—	387	2,504	1,339	738	808	—	—	85
Minister’s Office	474	216	—	52	39	307	—	95	—	—	3	34	—	—	2
Corporate Services	22,635	5,454	66	1,309	—	6,829	—	292	2,504	1,339	735	774	—	—	83

Total	110,981	61,316	562	15,187	39	77,104	3	4,547	2,554	33,449	2,125	3,346	—	96	8,096

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Environmental Stewardship	2,540	—	6,855	2,996	42,182	666	—	—	666
Conservation Management	1,592	—	930	1,731	17,076	628	—	—	628
Parks, Fish and Wildlife Management	948	—	5,925	1,265	25,106	38	—	—	38
Water Stewardship	127	—	380	695	7,609	20	—	—	20
Water Stewardship	127	—	380	695	7,609	20	—	—	20
Oceans	—	—	10	51	661	—	—	500	500
Oceans	—	—	10	51	661	—	—	500	500
Environmental Protection	505	—	1,295	2,255	12,978	59	—	7,676	7,735
Environmental Protection	505	—	1,295	2,255	12,978	59	—	7,676	7,735
Compliance Operations	1,409	—	804	1,673	6,520	—	—	—	—
Compliance Operations	1,409	—	804	1,673	6,520	—	—	—	—
Executive and Support Services	47	—	503	708	7,119	153	—	—	153
Minister’s Office	—	—	5	—	139	—	—	—	—
Corporate Services	47	—	498	708	6,980	153	—	—	153

Total	4,628	—	9,847	8,378	77,069	898	—	8,176	9,074

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Stewardship	—	—	304	304	—	(3,223)	(3,223)	(2)	(6,439)	(6,441)	66,107
Conservation Management	—	—	107	107	—	(3,086)	(3,086)	(1)	(4,303)	(4,304)	30,917
Parks, Fish and Wildlife Management	—	—	197	197	—	(137)	(137)	(1)	(2,136)	(2,137)	35,190
Water Stewardship	—	—	10,000	10,000	—	(86)	(86)	(400)	(2,480)	(2,880)	21,256
Water Stewardship	—	—	10,000	10,000	—	(86)	(86)	(400)	(2,480)	(2,880)	21,256
Oceans	—	—	184	184	—	(1)	(1)	(1)	(2)	(3)	2,131
Oceans	—	—	184	184	—	(1)	(1)	(1)	(2)	(3)	2,131
Environmental Protection	—	—	25	25	(35,705)	(150)	(35,855)	(1)	(823)	(824)	4,102
Environmental Protection	—	—	25	25	(35,705)	(150)	(35,855)	(1)	(823)	(824)	4,102
Compliance Operations	—	—	49	49	—	(30)	(30)	(1)	(153)	(154)	16,308
Compliance Operations	—	—	49	49	—	(30)	(30)	(1)	(153)	(154)	16,308
Executive and Support Services	—	—	10,095	10,095	—	(1)	(1)	(1)	(25)	(26)	24,476
Minister’s Office	—	—	28	28	—	—	—	—	—	—	474
Corporate Services	—	—	10,067	10,067	—	(1)	(1)	(1)	(25)	(26)	24,002

Total	—	—	20,657	20,657	(35,705)	(3,491)	(39,196)	(406)	(9,922)	(10,328)	134,380

VOTE 28 Environmental Assessment Office

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	2,820	2,033	36	511	—	2,580	—	360	93	645	35	216	—	12	—
Environmental Assessment Office	2,820	2,033	36	511	—	2,580	—	360	93	645	35	216	—	12	—

Total	2,820	2,033	36	511	—	2,580	—	360	93	645	35	216	—	12	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Environmental Assessment Office	—	—	65	264	1,690	730	—	—	730
Environmental Assessment Office	—	—	65	264	1,690	730	—	—	730

Total	—	—	65	264	1,690	730	—	—	730

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	—	—	—	—	—	(10)	(10)	—	(510)	(510)	4,480
Environmental Assessment Office	—	—	—	—	—	(10)	(10)	—	(510)	(510)	4,480

Total	—	—	—	—	—	(10)	(10)	—	(510)	(510)	4,480

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sustainable Environment Fund	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sustainable Environment Fund	35,705	—	—	35,705	—	—	—	—	—	—	35,705
Total	35,705	—	—	35,705	—	—	—	—	—	—	35,705

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,497	834	—	207	—	1,041	—	25	71	163	20	40	—	—	—
Crown Agencies Secretariat	1,497	834	—	207	—	1,041	—	25	71	163	20	40	—	—	—
Financial and Economic Performance and Analysis	5,741	4,211	33	1,009	—	5,253	—	143	80	284	30	162	—	238	—
Treasury Board Staff Operations	5,741	4,211	33	1,009	—	5,253	—	143	80	284	30	162	—	238	—
Financial Governance, Accounting and Reporting	6,071	6,566	83	1,574	—	8,223	10	178	123	837	219	326	—	18	—
Comptroller General Operations	6,070	3,533	33	846	—	4,412	10	28	123	576	201	256	—	18	—
Internal Audit and Advisory Services	1	3,033	50	728	—	3,811	—	150	—	261	18	70	—	—	—
Treasury	1	4,439	21	1,066	—	5,526	—	57	1,031	58	2,608	865	—	—	—
Provincial Treasury Operations	1	4,439	21	1,066	—	5,526	—	57	1,031	58	2,608	865	—	—	—
Financial and Corporate Sector Services	4,317	8,806	63	2,133	—	11,002	62	264	2,324	870	1,715	1,252	—	56	—
Financial and Corporate Sector Policy Branch	1,003	770	5	205	—	980	—	29	70	61	464	20	—	2	—
Financial Institutions Commission	1	5,814	8	1,395	—	7,217	62	187	801	610	388	426	—	30	—
Registries	3,313	2,222	50	533	—	2,805	—	48	1,453	199	863	806	—	24	—
Public Sector Employers’ Council	14,596	1,070	2	257	—	1,329	—	78	50	258	44	66	—	—	—
Public Sector Employers’ Council	1,842	1,070	2	257	—	1,329	—	78	50	258	44	66	—	—	—
Employer Associations	12,754	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	14,018	8,199	60	1,997	39	10,295	—	1,433	1,663	1,240	1,498	654	—	20	10
Minister’s Office	447	222	—	55	39	316	—	67	—	—	15	17	—	—	—
Corporate Services	13,255	7,797	60	1,899	—	9,756	—	1,366	1,663	1,240	1,483	544	—	20	10
Treaty Mandate	316	180	—	43	—	223	—	—	—	—	—	93	—	—	—

Total	46,241	34,125	262	8,243	39	42,669	72	2,178	5,342	3,710	6,134	3,365	—	332	10

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Crown Agencies Secretariat	—	—	1	136	456	—	—	—	—
Crown Agencies Secretariat	—	—	1	136	456	—	—	—	—
Financial and Economic Performance and Analysis	—	—	32	377	1,346	—	—	—	—
Treasury Board Staff Operations	—	—	32	377	1,346	—	—	—	—
Financial Governance, Accounting and Reporting	—	—	190	445	2,346	—	—	—	—
Comptroller General Operations	—	—	170	445	1,827	—	—	—	—
Internal Audit and Advisory Services	—	—	20	—	519	—	—	—	—
Treasury	—	—	422	321	5,362	—	—	—	—
Provincial Treasury Operations	—	—	422	321	5,362	—	—	—	—
Financial and Corporate Sector Services	63	—	1,610	1,537	9,753	—	—	—	—
Financial and Corporate Sector Policy Branch	—	—	3	51	700	—	—	—	—
Financial Institutions Commission	63	—	289	860	3,716	—	—	—	—
Registries	—	—	1,318	626	5,337	—	—	—	—
Public Sector Employers’ Council	—	—	10	85	591	—	12,754	—	12,754
Public Sector Employers’ Council	—	—	10	85	591	—	—	—	—
Employer Associations	—	—	—	—	—	—	12,754	—	12,754
Executive and Support Services	17	—	138	1,301	7,974	1,937	—	—	1,937
Minister’s Office	10	—	2	—	111	—	—	—	—
Corporate Services	7	—	136	1,301	7,770	1,937	—	—	1,937
Treaty Mandate	—	—	—	—	93	—	—	—	—

Total	80	—	2,403	4,202	27,828	1,937	12,754	—	14,691

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Agencies Secretariat	—	—	—	—	—	—	—	—	—	—	1,497
Crown Agencies Secretariat	—	—	—	—	—	—	—	—	—	—	1,497
Financial and Economic Performance and Analysis	—	—	—	—	—	(180)	(180)	—	(4)	(4)	6,415
Treasury Board Staff Operations	—	—	—	—	—	(180)	(180)	—	(4)	(4)	6,415
Financial Governance, Accounting and Reporting	—	—	920	920	—	(4,618)	(4,618)	(150)	—	(150)	6,721
Comptroller General Operations	—	—	920	920	—	(439)	(439)	—	—	—	6,720
Internal Audit and Advisory Services	—	—	—	—	—	(4,179)	(4,179)	(150)	—	(150)	1
Treasury	—	—	9,636	9,636	—	(8,563)	(8,563)	(803)	(11,157)	(11,960)	1
Provincial Treasury Operations	—	—	9,636	9,636	—	(8,563)	(8,563)	(803)	(11,157)	(11,960)	1
Financial and Corporate Sector Services	—	—	519	519	—	(129)	(129)	—	(19,580)	(19,580)	1,565
Financial and Corporate Sector Policy Branch	—	—	12	12	—	(129)	(129)	—	—	—	1,563
Financial Institutions Commission	—	—	449	449	—	—	—	—	(11,381)	(11,381)	1
Registries	—	—	58	58	—	—	—	—	(8,199)	(8,199)	1
Public Sector Employers’ Council	—	—	—	—	—	—	—	—	(78)	(78)	14,596
Public Sector Employers’ Council	—	—	—	—	—	—	—	—	(78)	(78)	1,842
Employer Associations	—	—	—	—	—	—	—	—	—	—	12,754
Executive and Support Services	—	—	375	375	—	(3,693)	(3,693)	(239)	(873)	(1,112)	15,776
Minister’s Office	—	—	24	24	—	—	—	—	—	—	451
Corporate Services	—	—	351	351	—	(3,693)	(3,693)	(239)	(873)	(1,112)	15,009
Treaty Mandate	—	—	—	—	—	—	—	—	—	—	316

Total	—	—	11,450	11,450	—	(17,183)	(17,183)	(1,192)	(31,692)	(32,884)	46,571

VOTE 30 Public Affairs Bureau

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	32,204	11,509	99	2,787	—	14,395	—	393	100	1,701	740	1,223	13,893	12	53
Public Affairs Bureau	32,204	11,509	99	2,787	—	14,395	—	393	100	1,701	740	1,223	13,893	12	53

Total	32,204	11,509	99	2,787	—	14,395	—	393	100	1,701	740	1,223	13,893	12	53

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Public Affairs Bureau	6	—	84	1,163	19,368	550	5	—	555
Public Affairs Bureau	6	—	84	1,163	19,368	550	5	—	555

Total	6	—	84	1,163	19,368	550	5	—	555

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Affairs Bureau	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,358
Public Affairs Bureau	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,358

Total	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,358

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 31 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	41,258	25,475	647	6,118	—	32,240	—	862	5	19,312	261	950	—	8	1,677
Protection Against Fire and Pests	41,258	25,475	647	6,118	—	32,240	—	862	5	19,312	261	950	—	8	1,677
Forest Stewardship	27,350	11,982	818	3,156	—	15,956	1	879	1,085	10,592	191	848	—	50	908
Forest Stewardship	27,350	11,982	818	3,156	—	15,956	1	879	1,085	10,592	191	848	—	50	908
Range Stewardship and Grazing	4,202	3,009	—	730	—	3,739	—	51	45	33	45	139	—	—	47
Range Stewardship and Grazing	4,202	3,009	—	730	—	3,739	—	51	45	33	45	139	—	—	47
Compliance and Enforcement	25,609	13,978	611	3,592	—	18,181	—	452	1,134	1,246	389	521	—	2	63
Compliance and Enforcement	25,609	13,978	611	3,592	—	18,181	—	452	1,134	1,246	389	521	—	2	63
Forest Investment	85,000	2,900	—	725	—	3,625	—	15	—	87,656	4	—	—	—	—
Forest Investment	85,000	2,900	—	725	—	3,625	—	15	—	87,656	4	—	—	—	—
Pricing and Selling Timber	95,076	38,096	1,280	9,701	—	49,077	1	1,326	2,415	16,656	434	1,270	—	35	3,755
Pricing and Selling Timber	66,155	38,096	1,280	9,701	—	49,077	1	1,326	2,415	16,656	434	1,270	—	35	3,755
First Nations’ Participation	28,921	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	48,242	35,683	852	8,561	39	45,135	—	569	6,409	2,788	360	705	—	18	467
Ministers’ Office	618	296	2	66	39	403	—	147	—	9	31	17	—	—	—
Corporate Governance	47,624	35,387	850	8,495	—	44,732	—	422	6,409	2,779	329	688	—	18	467

Total	326,737	131,123	4,208	32,583	39	167,953	2	4,154	11,093	138,283	1,684	4,433	—	113	6,917

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Protection Against Fire and Pests	8,861	—	2,473	3,553	37,962	7	—	15,900	15,907
Protection Against Fire and Pests	8,861	—	2,473	3,553	37,962	7	—	15,900	15,907
Forest Stewardship	2,738	—	1,189	2,264	20,745	203	—	24,874	25,077
Forest Stewardship	2,738	—	1,189	2,264	20,745	203	—	24,874	25,077
Range Stewardship and Grazing	62	—	8	360	790	—	—	390	390
Range Stewardship and Grazing	62	—	8	360	790	—	—	390	390
Compliance and Enforcement	389	—	967	2,265	7,428	—	—	—	—
Compliance and Enforcement	389	—	967	2,265	7,428	—	—	—	—
Forest Investment	—	—	—	—	87,675	175	—	1,775	1,950
Forest Investment	—	—	—	—	87,675	175	—	1,775	1,950
Pricing and Selling Timber	2,903	306	2,072	5,040	36,213	2,255	197	40,921	43,373
Pricing and Selling Timber	2,903	306	2,072	5,040	36,213	2,255	197	2,000	4,452
First Nations’ Participation	—	—	—	—	—	—	—	38,921	38,921
Executive and Support Services	775	—	3,281	5,608	20,980	9	—	—	9
Ministers’ Office	11	—	—	—	215	—	—	—	—
Corporate Governance	764	—	3,281	5,608	20,765	9	—	—	9

Total	15,728	306	9,990	19,090	211,793	2,649	197	83,860	86,706

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Protection Against Fire and Pests	—	—	—	—	(1,200)	—	(1,200)	(51)	(12,800)	(12,851)	72,058
Protection Against Fire and Pests	—	—	—	—	(1,200)	—	(1,200)	(51)	(12,800)	(12,851)	72,058
Forest Stewardship	—	—	—	—	—	(348)	(348)	(800)	(1,690)	(2,490)	58,940
Forest Stewardship	—	—	—	—	—	(348)	(348)	(800)	(1,690)	(2,490)	58,940
Range Stewardship and Grazing	—	—	—	—	—	—	—	—	—	—	4,919
Range Stewardship and Grazing	—	—	—	—	—	—	—	—	—	—	4,919
Compliance and Enforcement	—	—	—	—	—	—	—	—	—	—	25,609
Compliance and Enforcement	—	—	—	—	—	—	—	—	—	—	25,609
Forest Investment	—	—	—	—	—	—	—	—	(4,250)	(4,250)	89,000
Forest Investment	—	—	—	—	—	—	—	—	(4,250)	(4,250)	89,000
Pricing and Selling Timber	—	—	—	—	—	(2,110)	(2,110)	—	(6,977)	(6,977)	119,576
Pricing and Selling Timber	—	—	—	—	—	(2,110)	(2,110)	—	(6,977)	(6,977)	80,655
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	38,921
Executive and Support Services	—	—	—	—	(17,244)	(273)	(17,517)	(15)	(50)	(65)	48,542
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	618
Corporate Governance	—	—	—	—	(17,244)	(273)	(17,517)	(15)	(50)	(65)	47,924

Total	—	—	—	—	(18,444)	(2,731)	(21,175)	(866)	(25,767)	(26,633)	418,644

VOTE 32 Direct Fire

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	55,380	11,037	3,579	2,729	—	17,345	—	1,645	—	8,324	145	779	—	199	8,679
Direct Fire	55,380	11,037	3,579	2,729	—	17,345	—	1,645	—	8,324	145	779	—	199	8,679

Total	55,380	11,037	3,579	2,729	—	17,345	—	1,645	—	8,324	145	779	—	199	8,679

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Protection Against Fire and Pests	19,264	—	—	—	39,035	—	—	—	—
Direct Fire	19,264	—	—	—	39,035	—	—	—	—

Total	19,264	—	—	—	39,035	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Protection Against Fire and Pests	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,380
Direct Fire	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,380

Total	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,380

VOTE 33 Housing and Homelessness

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing and Homelessness	190,311	5,129	40	1,245	—	6,414	85	180	238	2,127	100	311	—	9	—
Housing and Homelessness	190,311	5,129	40	1,245	—	6,414	85	180	238	2,127	100	311	—	9	—

Total	190,311	5,129	40	1,245	—	6,414	85	180	238	2,127	100	311	—	9	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Housing and Homelessness	—	—	198	712	3,960	—	172,790	24,537	197,327
Housing and Homelessness	—	—	198	712	3,960	—	172,790	24,537	197,327

Total	—	—	198	712	3,960	—	172,790	24,537	197,327

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing and Homelessness	—	—	—	—	—	—	—	—	—	—	207,701
Housing and Homelessness	—	—	—	—	—	—	—	—	—	—	207,701

Total	—	—	—	—	—	—	—	—	—	—	207,701

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	131,800	27,713	36	6,651	—	34,400	—	450	—	54,002	150	1,000	—	930	5,500
Forest Stand Management Fund	1,490	—	—	—	—	—	—	—	—	5,293	—	—	—	—	—
South Moresby Forest Replacement	3,000	—	—	—	—	—	—	—	—	25,500	—	—	—	—	—
Total	136,290	27,713	36	6,651	—	34,400	—	450	—	84,795	150	1,000	—	930	5,500

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
BC Timber Sales	33,776	—	50	—	95,858	—	—	—	—
Forest Stand Management Fund	—	—	—	—	5,293	—	—	—	—
South Moresby Forest Replacement	—	—	—	—	25,500	—	—	—	—
Total	33,776	—	50	—	126,651	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales	18,444	—	—	18,444	—	—	—	—	(307)	(307)	148,395
Forest Stand Management Fund	—	—	—	—	—	—	—	—	(5,293)	(5,293)	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	25,500
Total	18,444	—	—	18,444	—	—	—	—	(5,600)	(5,600)	173,895

MINISTRY OF HEALTH

($000)

VOTE 34 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	10,224,553	—	—	—	—	—	—	—	5,200	31,105	—	77	—	—	—
Regional Health Sector Funding	6,541,996	—	—	—	—	—	—	—	5,200	1,267	—	77	—	—	—
Medical Services Plan	2,521,768	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	830,355	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	173,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	136,677	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	20,257	—	—	—	—	—	—	—	—	29,838	—	—	—	—	—
Services Delivered by Ministry	227,344	128,831	5,736	40,873	—	175,440	—	1,226	457	11,144	6,386	1,733	—	18	7,387
Emergency Health Services	220,602	124,917	5,706	39,934	—	170,557	—	1,161	300	11,132	5,799	1,219	—	—	7,367
Vital Statistics	6,742	3,914	30	939	—	4,883	—	65	157	12	587	514	—	18	20
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	93,520	38,098	77	9,196	44	47,415	1,041	1,956	8,934	11,210	13,847	3,277	—	68	50
Ministers’ Office	778	328	—	79	44	451	—	82	—	—	15	12	—	—	—
Stewardship and Corporate Management	92,742	37,770	77	9,117	—	46,964	1,041	1,874	8,934	11,210	13,832	3,265	—	68	50

Total	10,398,167	166,929	5,813	50,069	44	222,855	1,041	3,182	14,591	53,459	20,233	5,087	—	86	7,437

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Services Delivered by Partners	—	—	152,908	—	189,290	43	7,048,819	3,828,428	10,877,290
Regional Health Sector Funding	—	—	—	—	6,544	43	7,048,819	220,816	7,269,678
Medical Services Plan	—	—	—	—	—	—	—	2,715,065	2,715,065
PharmaCare	—	—	—	—	—	—	—	892,547	892,547
Debt Service Costs	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	152,908	—	152,908	—	—	—	—
Health Benefits Operations	—	—	—	—	29,838	—	—	—	—
Services Delivered by Ministry	36,854	—	9,378	11,118	85,701	38	—	416	454
Emergency Health Services	36,846	—	8,828	10,529	83,181	—	—	386	386
Vital Statistics	8	—	550	589	2,520	38	—	30	68
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—
Executive and Support Services	276	—	6,557	5,096	52,312	15	3,349	—	3,364
Ministers’ Office	7	—	—	—	116	—	—	—	—
Stewardship and Corporate Management	269	—	6,557	5,096	52,196	15	3,349	—	3,364

Total	37,130	—	168,843	16,214	327,303	96	7,052,168	3,828,844	10,881,108

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services Delivered by Partners	—	169,500	—	169,500	—	—	—	—	(129,188)	(129,188)	11,106,892
Regional Health Sector Funding	—	—	—	—	—	—	—	—	(36,563)	(36,563)	7,239,659
Medical Services Plan	—	—	—	—	—	—	—	—	(88,000)	(88,000)	2,627,065
PharmaCare	—	—	—	—	—	—	—	—	(3,000)	(3,000)	889,547
Debt Service Costs	—	169,500	—	169,500	—	—	—	—	—	—	169,500
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	152,908
Health Benefits Operations	—	—	—	—	—	—	—	—	(1,625)	(1,625)	28,213
Services Delivered by Ministry	—	—	28	28	—	(278)	(278)	—	(1,036)	(1,036)	260,309
Emergency Health Services	—	—	28	28	—	—	—	—	(629)	(629)	253,523
Vital Statistics	—	—	—	—	—	(278)	(278)	—	(407)	(407)	6,786
Recoveries from Health Special Account	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Recoveries from Health Special Account	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	—	—	306	306	—	—	—	—	(100)	(100)	103,297
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	567
Stewardship and Corporate Management	—	—	306	306	—	—	—	—	(100)	(100)	102,730

Total	—	169,500	334	169,834	(147,250)	(278)	(147,528)	—	(130,324)	(130,324)	11,323,248

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Health Special Account	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	147,250	—	—	147,250	—	—	—	—	—	—	147,250
Total	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 35 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,214	26,219	55	6,361	—	32,635	2,232	811	425	951	3,106	1,366	—	37	8
Employment Standards	9,765	6,202	35	1,488	—	7,725	—	243	—	78	456	342	—	—	—
Industrial Relations	5,448	3,732	17	900	—	4,649	189	73	3	33	84	117	—	5	—
Workers’ Compensation	1	16,285	3	3,973	—	20,261	2,043	495	422	840	2,566	907	—	32	8
Service Delivery to Citizens and Businesses	23,572	16,575	113	4,028	—	20,716	—	322	1,611	1,903	628	744	—	—	112
Service BC Operations	21,572	13,116	100	3,199	—	16,415	—	294	219	1,374	497	635	—	—	70
Service Planning and Development	441	326	—	79	—	405	—	10	11	15	—	—	—	—	—
Service BC Online Channel	564	1,419	11	339	—	1,769	—	10	1,366	49	118	39	—	—	—
BC Stats	995	1,714	2	411	—	2,127	—	8	15	465	13	70	—	—	42
Public Service Operations	131,778	53,093	1,126	12,746	—	66,965	—	947	8,086	17,196	118,187	2,905	8	3	2,365
Solutions BC Common IT Services	130,984	28,827	697	6,921	—	36,445	—	647	2,012	1,545	111,204	1,704	8	—	—
Solutions BC Common Business Services	794	24,266	429	5,825	—	30,520	—	300	6,074	15,651	6,983	1,201	—	3	2,365
Service Transformation	1,559	1,412	3	340	—	1,755	—	104	19	1,691	1,782	90	—	—	—
Service BC Service Delivery Initiative	593	715	3	172	—	890	—	33	—	155	16	54	—	—	—
NetWork BC	1	418	—	101	—	519	—	51	19	1,492	1,766	18	—	—	—
IT and Telecommunications Strategy	965	279	—	67	—	346	—	20	—	44	—	18	—	—	—
Governance	9,890	4,996	54	1,198	—	6,248	—	119	15	3,650	4,744	370	—	—	72
Office of the Chief Information Officer	6,313	3,361	39	805	—	4,205	—	77	15	203	2,732	116	—	—	—
Government Information Strategies, Policy and Legislation	3,577	1,635	15	393	—	2,043	—	42	—	3,447	2,012	254	—	—	72
Executive and Support Services	7,953	2,647	12	653	57	3,369	202	221	3,834	1,198	82	171	—	24	—
Minister’s Office	504	279	1	66	39	385	—	42	8	—	34	11	—	—	—
Corporate Services	7,449	2,368	11	587	18	2,984	202	179	3,826	1,198	48	160	—	24	—

Total	189,966	104,942	1,363	25,326	57	131,688	2,434	2,524	13,990	26,589	128,529	5,646	8	64	2,557

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Labour Programs	56	—	1,752	3,575	14,319	—	—	—	—
Employment Standards	56	—	356	713	2,244	—	—	—	—
Industrial Relations	—	—	162	771	1,437	—	—	—	—
Workers’ Compensation	—	—	1,234	2,091	10,638	—	—	—	—
Service Delivery to Citizens and Businesses	—	—	248	4,506	10,074	—	—	—	—
Service BC Operations	—	—	238	4,319	7,646	—	—	—	—
Service Planning and Development	—	—	—	—	36	—	—	—	—
Service BC Online Channel	—	—	—	63	1,645	—	—	—	—
BC Stats	—	—	10	124	747	—	—	—	—
Public Service Operations	1,433	—	40,628	8,677	200,435	—	—	—	—
Solutions BC Common IT Services	15	—	32,198	4,877	154,210	—	—	—	—
Solutions BC Common Business Services	1,418	—	8,430	3,800	46,225	—	—	—	—
Service Transformation	—	—	1,116	246	5,048	—	—	492	492
Service BC Service Delivery Initiative	—	—	17	89	364	—	—	—	—
NetWork BC	—	—	1,099	112	4,557	—	—	—	—
IT and Telecommunications Strategy	—	—	—	45	127	—	—	492	492
Governance	—	—	243	477	9,690	—	—	—	—
Office of the Chief Information Officer	—	—	206	205	3,554	—	—	—	—
Government Information Strategies, Policy and Legislation	—	—	37	272	6,136	—	—	—	—
Executive and Support Services	8	—	24	487	6,251	—	—	—	—
Minister’s Office	8	—	8	—	111	—	—	—	—
Corporate Services	—	—	16	487	6,140	—	—	—	—

Total	1,497	—	44,011	17,968	245,817	—	—	492	492

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	—	—	48	48	—	—	—	—	(31,313)	(31,313)	15,689
Employment Standards	—	—	48	48	—	—	—	—	(100)	(100)	9,917
Industrial Relations	—	—	—	—	—	—	—	—	(315)	(315)	5,771
Workers’ Compensation	—	—	—	—	—	—	—	—	(30,898)	(30,898)	1
Service Delivery to Citizens and Businesses	—	—	139	139	—	(2,334)	(2,334)	(2,268)	(3,371)	(5,639)	22,956
Service BC Operations	—	—	138	138	—	(767)	(767)	(1,956)	(520)	(2,476)	20,956
Service Planning and Development	—	—	—	—	—	—	—	—	—	—	441
Service BC Online Channel	—	—	—	—	—	(35)	(35)	(200)	(2,615)	(2,815)	564
BC Stats	—	—	1	1	—	(1,532)	(1,532)	(112)	(236)	(348)	995
Public Service Operations	—	—	55,736	55,736	—	(115,676)	(115,676)	(45,254)	(30,428)	(75,682)	131,778
Solutions BC Common IT Services	—	—	—	—	—	(13,462)	(13,462)	(28,190)	(18,019)	(46,209)	130,984
Solutions BC Common Business Services	—	—	55,736	55,736	—	(102,214)	(102,214)	(17,064)	(12,409)	(29,473)	794
Service Transformation	—	—	—	—	—	(5,466)	(5,466)	(20)	—	(20)	1,809
Service BC Service Delivery Initiative	—	—	—	—	—	(391)	(391)	(20)	—	(20)	843
NetWork BC	—	—	—	—	—	(5,075)	(5,075)	—	—	—	1
IT and Telecommunications Strategy	—	—	—	—	—	—	—	—	—	—	965
Governance	—	—	4	4	—	(2,907)	(2,907)	(1,164)	(1)	(1,165)	11,870
Office of the Chief Information Officer	—	—	4	4	—	—	—	—	—	—	7,763
Government Information Strategies, Policy and Legislation	—	—	—	—	—	(2,907)	(2,907)	(1,164)	(1)	(1,165)	4,107
Executive and Support Services	—	—	116	116	—	(1,000)	(1,000)	—	—	—	8,736
Minister’s Office	—	—	8	8	—	—	—	—	—	—	504
Corporate Services	—	—	108	108	—	(1,000)	(1,000)	—	—	—	8,232

Total	—	—	56,043	56,043	—	(127,383)	(127,383)	(48,706)	(65,113)	(113,819)	192,838

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 36 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	173,039	85,194	3,118	20,631	—	108,943	—	834	341	3,022	1,078	1,864	—	—	3,663
Corrections	173,039	85,194	3,118	20,631	—	108,943	—	834	341	3,022	1,078	1,864	—	—	3,663
Policing and Community Safety	245,056	11,559	121	2,588	—	14,268	49	418	403	5,843	224	813	—	—	151
Police Services	213,900	4,722	47	947	—	5,716	1	286	254	1,359	23	407	—	—	118
Coroners Service	8,237	3,517	4	844	—	4,365	48	60	19	4,074	91	217	—	—	33
Victims Services and Community Programs	22,919	3,320	70	797	—	4,187	—	72	130	410	110	189	—	—	—
Provincial Emergency Program	6,038	2,600	147	623	—	3,370	—	107	10	1,001	46	146	—	—	21
Provincial Emergency Program	6,038	2,600	147	623	—	3,370	—	107	10	1,001	46	146	—	—	21
Office of the Superintendent of Motor Vehicles	7,174	3,294	39	762	—	4,095	—	30	478	375	247	327	—	—	—
Office of the Superintendent of Motor Vehicles	7,174	3,294	39	762	—	4,095	—	30	478	375	247	327	—	—	—
Office of the Fire Commissioner	2,294	1,439	3	345	—	1,787	—	100	10	60	65	104	—	—	26
Office of the Fire Commissioner	2,294	1,439	3	345	—	1,787	—	100	10	60	65	104	—	—	26
Gaming Policy and Enforcement	14,892	6,477	44	1,555	—	8,076	—	392	790	567	274	291	—	—	5
Gaming Policy and Enforcement Operations	14,891	6,477	44	1,555	—	8,076	—	392	790	567	274	291	—	—	5
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,165	29	1,240	—	6,434	—	244	351	201	85	217	—	—	1
Liquor Control and Licensing	1	5,165	29	1,240	—	6,434	—	244	351	201	85	217	—	—	1
Executive and Support Services	6,965	2,582	11	616	39	3,248	343	199	681	137	111	146	—	29	4
Minister’s Office	469	223	—	55	39	317	—	80	—	2	9	16	—	—	4
Corporate Services	6,496	2,359	11	561	—	2,931	343	119	681	135	102	130	—	29	—

Total	455,459	118,310	3,512	28,360	39	150,221	392	2,324	3,064	11,206	2,130	3,908	—	29	3,871

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Corrections	995	—	2,206	41,779	55,782	33	—	23,429	23,462
Corrections	995	—	2,206	41,779	55,782	33	—	23,429	23,462
Policing and Community Safety	85	—	1,305	1,737	11,028	973	9,288	270,278	280,539
Police Services	55	—	871	745	4,119	390	—	259,948	260,338
Coroners Service	20	—	226	510	5,298	—	—	—	—
Victims Services and Community Programs	10	—	208	482	1,611	583	9,288	10,330	20,201
Provincial Emergency Program	28	—	391	442	2,192	—	1,911	127	2,038
Provincial Emergency Program	28	—	391	442	2,192	—	1,911	127	2,038
Office of the Superintendent of Motor Vehicles	—	—	186	314	1,957	—	—	—	—
Office of the Superintendent of Motor Vehicles	—	—	186	314	1,957	—	—	—	—
Office of the Fire Commissioner	30	—	30	112	537	—	—	—	—
Office of the Fire Commissioner	30	—	30	112	537	—	—	—	—
Gaming Policy and Enforcement	3	—	379	856	3,557	143,154	100	71,540	214,794
Gaming Policy and Enforcement Operations	3	—	379	856	3,557	—	100	3,095	3,195
Distribution of Gaming Proceeds	—	—	—	—	—	143,154	—	68,445	211,599
Liquor Control and Licensing	128	—	541	644	2,412	—	—	—	—
Liquor Control and Licensing	128	—	541	644	2,412	—	—	—	—
Executive and Support Services	46	—	54	535	2,285	500	—	—	500
Minister’s Office	9	—	—	—	120	—	—	—	—
Corporate Services	37	—	54	535	2,165	500	—	—	500

Total	1,315	—	5,092	46,419	79,750	144,660	11,299	365,374	521,333

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	—	—	202	202	—	(200)	(200)	—	(7,141)	(7,141)	181,048
Corrections	—	—	202	202	—	(200)	(200)	—	(7,141)	(7,141)	181,048
Policing and Community Safety	—	—	26	26	(3,599)	(1)	(3,600)	(1,200)	(19,215)	(20,415)	281,846
Police Services	—	—	26	26	—	(1)	(1)	(1,200)	(19,115)	(20,315)	249,883
Coroners Service	—	—	—	—	—	—	—	—	—	—	9,663
Victims Services and Community Programs	—	—	—	—	(3,599)	—	(3,599)	—	(100)	(100)	22,300
Provincial Emergency Program	—	—	11	11	—	—	—	(15)	(1,500)	(1,515)	6,096
Provincial Emergency Program	—	—	11	11	—	—	—	(15)	(1,500)	(1,515)	6,096
Office of the Superintendent of Motor Vehicles	—	—	2,758	2,758	—	—	—	—	(587)	(587)	8,223
Office of the Superintendent of Motor Vehicles	—	—	2,758	2,758	—	—	—	—	(587)	(587)	8,223
Office of the Fire Commissioner	—	—	—	—	—	—	—	—	(30)	(30)	2,294
Office of the Fire Commissioner	—	—	—	—	—	—	—	—	(30)	(30)	2,294
Gaming Policy and Enforcement	—	—	257	257	—	(250)	(250)	(80)	(211,748)	(211,828)	14,606
Gaming Policy and Enforcement Operations	—	—	257	257	—	(250)	(250)	(80)	(150)	(230)	14,605
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	(211,598)	(211,598)	1
Liquor Control and Licensing	—	—	99	99	—	—	—	—	(8,944)	(8,944)	1
Liquor Control and Licensing	—	—	99	99	—	—	—	—	(8,944)	(8,944)	1
Executive and Support Services	—	—	110	110	—	—	—	—	(35)	(35)	6,108
Minister’s Office	—	—	29	29	—	—	—	—	—	—	466
Corporate Services	—	—	81	81	—	—	—	—	(35)	(35)	5,642

Total	—	—	3,463	3,463	(3,599)	(451)	(4,050)	(1,295)	(249,200)	(250,495)	500,222

VOTE 37 Emergency Program Act

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,635	248	10	59	—	317	—	100	—	3,000	15	20	—	—	300
Emergency Program Act	15,635	248	10	59	—	317	—	100	—	3,000	15	20	—	—	300

Total	15,635	248	10	59	—	317	—	100	—	3,000	15	20	—	—	300

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Emergency Program Act	8,750	—	9	—	12,194	—	3,112	—	3,112
Emergency Program Act	8,750	—	9	—	12,194	—	3,112	—	3,112

Total	8,750	—	9	—	12,194	—	3,112	—	3,112

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	—	—	5	5	—	—	—	—	—	—	15,628
Emergency Program Act	—	—	5	5	—	—	—	—	—	—	15,628

Total	—	—	5	5	—	—	—	—	—	—	15,628

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	1,553	—	—	—	—	—	—	—	—	—	5	55	—	—	500
Victims of Crime Act	7,325	1,327	—	318	—	1,645	—	14	—	—	32	35	—	—	—
Total	8,878	1,327	—	318	—	1,645	—	14	—	—	37	90	—	—	500

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—
Inmate Work Program	139	—	63	—	762	—	—	603	603
Victims of Crime Act	—	—	—	—	81	2,000	—	—	2,000
Total	139	—	63	—	843	2,000	—	603	2,603

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	—	—	200	200	—	—	—	—	—	—	1,565
Victims of Crime Act	3,599	—	—	3,599	—	—	—	—	—	—	7,325
Total	3,599	—	200	3,799	—	—	—	—	—	—	8,890

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 38 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	1,253	597	—	144	—	741	—	20	—	72	12	40	—	—	—
Small Business and Regulatory Reform	1,253	597	—	144	—	741	—	20	—	72	12	40	—	—	—
Revenue Programs	18,370	31,131	213	7,471	—	38,815	—	1,635	—	392	29	265	—	10	—
Revenue Programs	18,370	31,131	213	7,471	—	38,815	—	1,635	—	392	29	265	—	10	—
Revenue Services	8,452	6,677	41	1,603	—	8,321	—	70	—	43,141	4	518	—	—	—
Revenue Services	8,452	6,677	41	1,603	—	8,321	—	70	—	43,141	4	518	—	—	—
Property Assessment Services	1	893	1	796	—	1,690	321	28	32	54	135	138	—	10	—
Property Assessment Services	1	893	1	796	—	1,690	321	28	32	54	135	138	—	10	—
Executive and Support Services	15,840	10,497	71	2,515	39	13,122	—	380	2,315	30	586	7,145	—	117	15
Minister’s Office	430	262	—	59	39	360	—	30	—	—	23	15	—	—	2
Corporate Services	15,410	10,235	71	2,456	—	12,762	—	350	2,315	30	563	7,130	—	117	13

Total	43,916	49,795	326	12,529	39	62,689	321	2,133	2,347	43,689	766	8,106	—	137	15

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Small Business and Regulatory Reform	—	—	207	—	351	—	—	113	113
Small Business and Regulatory Reform	—	—	207	—	351	—	—	113	113
Revenue Programs	231	—	86	—	2,648	500	—	—	500
Revenue Programs	231	—	86	—	2,648	500	—	—	500
Revenue Services	—	—	—	—	43,733	—	—	—	—
Revenue Services	—	—	—	—	43,733	—	—	—	—
Property Assessment Services	—	—	10	90	818	—	—	—	—
Property Assessment Services	—	—	10	90	818	—	—	—	—
Executive and Support Services	62	—	9,772	4,585	25,007	—	—	—	—
Minister’s Office	—	—	—	—	70	—	—	—	—
Corporate Services	62	—	9,772	4,585	24,937	—	—	—	—

Total	293	—	10,075	4,675	72,557	500	—	113	613

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	1,205
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	1,205
Revenue Programs	—	—	3,016	3,016	—	—	—	—	(26,609)	(26,609)	18,370
Revenue Programs	—	—	3,016	3,016	—	—	—	—	(26,609)	(26,609)	18,370
Revenue Services	—	—	—	—	—	(15,980)	(15,980)	—	(27,636)	(27,636)	8,438
Revenue Services	—	—	—	—	—	(15,980)	(15,980)	—	(27,636)	(27,636)	8,438
Property Assessment Services	—	—	—	—	—	—	—	(2,236)	(271)	(2,507)	1
Property Assessment Services	—	—	—	—	—	—	—	(2,236)	(271)	(2,507)	1
Executive and Support Services	—	—	486	486	—	(495)	(495)	—	(22,145)	(22,145)	15,975
Minister’s Office	—	—	—	—	—	—	—	—	—	—	430
Corporate Services	—	—	486	486	—	(495)	(495)	—	(22,145)	(22,145)	15,545

Total	—	—	3,502	3,502	—	(16,475)	(16,475)	(2,236)	(76,661)	(78,897)	43,989

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Provincial Home Acquisition Wind Up	—	—	25	25	—	—	—	—	—	—	25
Total	—	—	25	25	—	—	—	—	—	—	25

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 39 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Art, Culture and Heritage	20,161	2,140	10	514	—	2,664	51	79	—	534	107	139	—	1	10
Culture	15,118	596	—	143	—	739	51	23	—	158	18	51	—	—	—
Heritage	3,765	744	4	179	—	927	—	43	—	241	34	65	—	1	10
Archaeology	1,278	800	6	192	—	998	—	13	—	135	55	23	—	—	—
Sport, Recreation and Volunteers	11,054	448	10	107	—	565	—	28	—	125	3	65	—	—	3
Sport, Recreation and Volunteers	11,054	448	10	107	—	565	—	28	—	125	3	65	—	—	3
Tourism and Resort Development	6,193	3,145	5	754	—	3,904	—	122	19	2,528	114	174	—	—	78
Tourism and Resort Development	6,193	3,145	5	754	—	3,904	—	122	19	2,528	114	174	—	—	78
British Columbia Film Commission	1,387	537	—	129	—	666	—	35	—	121	8	40	25	—	—
British Columbia Film Commission	1,387	537	—	129	—	666	—	35	—	121	8	40	25	—	—
Transfers to Crown Corporations and Agencies	88,405	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavillion Corporation	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,105	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	71,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,637	822	—	198	39	1,059	—	132	445	501	54	132	—	—	—
Minister’s Office	500	256	—	62	39	357	—	107	5	—	4	13	—	—	—
Management Services	2,137	566	—	136	—	702	—	25	440	501	50	119	—	—	—

Total	129,837	7,092	25	1,702	39	8,858	51	396	464	3,809	286	550	25	1	91

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Art, Culture and Heritage	139	—	26	307	1,393	17,427	—	1,491	18,918
Culture	—	—	20	163	484	16,687	—	—	16,687
Heritage	135	—	4	74	607	740	—	1,491	2,231
Archaeology	4	—	2	70	302	—	—	—	—
Sport, Recreation and Volunteers	—	—	7	29	260	1,000	—	9,634	10,634
Sport, Recreation and Volunteers	—	—	7	29	260	1,000	—	9,634	10,634
Tourism and Resort Development	39	—	483	344	3,901	—	—	167	167
Tourism and Resort Development	39	—	483	344	3,901	—	—	167	167
British Columbia Film Commission	3	—	50	130	412	207	—	—	207
British Columbia Film Commission	3	—	50	130	412	207	—	—	207
Transfers to Crown Corporations and Agencies	—	—	—	—	—	36,105	—	90,300	126,405
British Columbia Pavillion Corporation	—	—	—	—	—	—	—	1,800	1,800
Royal British Columbia Museum	—	—	—	—	—	12,105	—	—	12,105
Tourism BC	—	—	—	—	—	24,000	—	—	24,000
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	88,500	88,500
Executive and Support Services	—	—	20	280	1,564	—	—	—	—
Minister’s Office	—	—	—	—	129	—	—	—	—
Management Services	—	—	20	280	1,435	—	—	—	—

Total	181	—	586	1,090	7,530	54,739	—	101,592	156,331

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Art, Culture and Heritage	—	—	—	—	—	(22)	(22)	—	—	—	22,953
Culture	—	—	—	—	—	—	—	—	—	—	17,910
Heritage	—	—	—	—	—	—	—	—	—	—	3,765
Archaeology	—	—	—	—	—	(22)	(22)	—	—	—	1,278
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	(434)	(434)	11,025
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	(434)	(434)	11,025
Tourism and Resort Development	—	—	—	—	—	—	—	—	—	—	7,972
Tourism and Resort Development	—	—	—	—	—	—	—	—	—	—	7,972
British Columbia Film Commission	—	—	—	—	—	—	—	—	(10)	(10)	1,275
British Columbia Film Commission	—	—	—	—	—	—	—	—	(10)	(10)	1,275
Transfers to Crown Corporations and Agencies	—	—	4,700	4,700	—	—	—	—	—	—	131,105
British Columbia Pavillion Corporation	—	—	4,700	4,700	—	—	—	—	—	—	6,500
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	12,105
Tourism BC	—	—	—	—	—	—	—	—	—	—	24,000
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	88,500
Executive and Support Services	—	—	14	14	—	—	—	—	—	—	2,637
Minister’s Office	—	—	14	14	—	—	—	—	—	—	500
Management Services	—	—	—	—	—	—	—	—	—	—	2,137

Total	—	—	4,714	4,714	—	(22)	(22)	—	(444)	(444)	176,967

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Olympic Arts Fund	625	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	2,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	2,825	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Olympic Arts Fund	—	—	—	—	—	650	—	—	650
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	2,200	—	—	2,200
Total	—	—	—	—	—	2,850	—	—	2,850

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	650
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	2,200
Total	—	—	—	—	—	—	—	—	—	—	2,850

MINISTRY OF TRANSPORTATION

($000)

VOTE 40 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation Improvements	17,143	21,402	108	2,294	42	23,846	—	2,195	5	60,223	583	1,482	—	53	17,615
Transportion Policy and Legislation	695	740	—	175	42	957	—	140	—	39	30	20	—	1	—
Planning, Engineering and Construction	11,927	19,140	108	1,764	—	21,012	—	1,968	—	49,048	502	1,406	—	40	16,095
Partnerships	1	1,421	—	341	—	1,762	—	85	5	11,011	51	51	—	12	1,520
Port and Airport Development	4,520	101	—	14	—	115	—	2	—	125	—	5	—	—	—
Public Transportation	363,474	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Transit	142,361	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000	94,371	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	126,742	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	433,340	56,377	2,097	9,759	—	68,233	—	4,483	2,042	19,772	3,833	1,917	—	226	382,474
Maintenance, Asset Preservation and Traffic Operations	404,749	45,623	1,088	7,026	—	53,737	—	3,766	2,000	19,367	1,190	1,329	—	225	368,239
Commercial Vehicle Safety and Enforcement	18,362	9,584	909	2,452	—	12,945	—	684	24	298	2,436	506	—	—	90
Inland Ferries	8,279	245	—	59	—	304	—	30	—	50	7	7	—	—	14,115
Coquihalla Toll Administration	1,950	925	100	222	—	1,247	—	3	18	57	200	75	—	1	30
Passenger Transportation Regulation	1,767	1,075	21	263	—	1,359	129	353	—	88	156	48	—	1	35
Passenger Transportation Board	511	230	—	55	—	285	129	15	—	26	—	18	—	1	—
Passenger Transportation Branch	1,256	845	21	208	—	1,074	—	338	—	62	156	30	—	—	35
Executive and Support Services	12,420	5,013	43	1,125	39	6,220	—	203	3,305	1,010	309	495	—	29	1
Minister’s Office	415	213	—	51	39	303	—	70	6	—	23	12	—	—	1
Corporate Services	12,005	4,800	43	1,074	—	5,917	—	133	3,299	1,010	286	483	—	29	—

Total	828,144	83,867	2,269	13,441	81	99,658	129	7,234	5,352	81,093	4,881	3,942	—	309	400,125

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Transportation Improvements	10,922	248,722	1,087	758	343,645	16,530	—	92	16,622
Transportion Policy and Legislation	8	—	—	—	238	2,000	—	—	2,000
Planning, Engineering and Construction	10,873	247,536	1,052	603	329,123	10	—	92	102
Partnerships	41	1,186	35	155	14,152	—	—	—	—
Port and Airport Development	—	—	—	—	132	14,520	—	—	14,520
Public Transportation	—	—	48,902	—	48,902	—	—	174,990	174,990
British Columbia Transit	—	—	19,554	—	19,554	—	—	47,758	47,758
Rapid Transit Project 2000	—	—	29,348	—	29,348	—	—	—	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	127,232	127,232
Highway Operations	21,873	178,276	7,080	6,745	628,721	10	—	3,000	3,010
Maintenance, Asset Preservation and Traffic Operations	21,308	178,276	5,009	6,200	606,909	10	—	3,000	3,010
Commercial Vehicle Safety and Enforcement	565	—	515	441	5,559	—	—	—	—
Inland Ferries	—	—	1,496	—	15,705	—	—	—	—
Coquihalla Toll Administration	—	—	60	104	548	—	—	—	—
Passenger Transportation Regulation	13	—	3	117	943	—	—	—	—
Passenger Transportation Board	2	—	3	33	227	—	—	—	—
Passenger Transportation Branch	11	—	—	84	716	—	—	—	—
Executive and Support Services	—	—	652	879	6,883	1	—	—	1
Minister’s Office	—	—	—	—	112	—	—	—	—
Corporate Services	—	—	652	879	6,771	1	—	—	1

Total	32,808	426,998	57,724	8,499	1,029,094	16,541	—	178,082	194,623

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation Improvements	—	—	903	903	—	—	—	(364,549)	(2,542)	(367,091)	17,925
Transportion Policy and Legislation	—	—	7	7	—	—	—	(2,000)	—	(2,000)	1,202
Planning, Engineering and Construction	—	—	589	589	—	—	—	(336,371)	(2,500)	(338,871)	11,955
Partnerships	—	—	307	307	—	—	—	(16,178)	(42)	(16,220)	1
Port and Airport Development	—	—	—	—	—	—	—	(10,000)	—	(10,000)	4,767
Public Transportation	—	135,400	—	135,400	—	—	—	—	—	—	359,292
British Columbia Transit	—	67,700	—	67,700	—	—	—	—	—	—	135,012
Rapid Transit Project 2000	—	67,700	—	67,700	—	—	—	—	—	—	97,048
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	127,232
Highway Operations	—	—	2,486	2,486	—	—	—	(260,465)	(4,648)	(265,113)	437,337
Maintenance, Asset Preservation and Traffic Operations	—	—	2,181	2,181	—	—	—	(252,465)	(4,249)	(256,714)	409,123
Commercial Vehicle Safety and Enforcement	—	—	150	150	—	—	—	—	(399)	(399)	18,255
Inland Ferries	—	—	—	—	—	—	—	(8,000)	—	(8,000)	8,009
Coquihalla Toll Administration	—	—	155	155	—	—	—	—	—	—	1,950
Passenger Transportation Regulation	—	—	—	—	—	—	—	—	(1)	(1)	2,301
Passenger Transportation Board	—	—	—	—	—	—	—	—	(1)	(1)	511
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	1,790
Executive and Support Services	—	—	(548)	(548)	—	(65)	(65)	(250)	(5)	(255)	12,236
Minister’s Office	—	—	—	—	—	—	—	—	—	—	415
Corporate Services	—	—	(548)	(548)	—	(65)	(65)	(250)	(5)	(255)	11,821

Total	—	135,400	2,841	138,241	—	(65)	(65)	(625,264)	(7,196)	(632,460)	829,091

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 41 Management of Public Funds and Debt

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Financing	799,997	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating Purposes	799,992	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Seconday Institutions Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	800,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—
Government Operating Purposes	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—
Post Seconday Institutions Capital Financing	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Financing	—	1,642,349	19,800	1,662,149	—	(824,458)	(824,458)	(153,694)	—	(153,694)	683,997
Government Operating Purposes	—	773,149	14,200	787,349	—	(24,958)	(24,958)	(78,399)	—	(78,399)	683,992
Schools Capital Financing	—	378,100	2,100	380,200	—	(345,900)	(345,900)	(34,299)	—	(34,299)	1
Post Seconday Institutions Capital Financing	—	161,100	900	162,000	—	(148,700)	(148,700)	(13,299)	—	(13,299)	1
Health Facilities Capital Financing	—	186,300	1,200	187,500	—	(169,500)	(169,500)	(17,999)	—	(17,999)	1
Public Transit Capital Financing	—	76,900	400	77,300	—	(67,700)	(67,700)	(9,599)	—	(9,599)	1
SkyTrain Extension Capital Financing	—	66,800	1,000	67,800	—	(67,700)	(67,700)	(99)	—	(99)	1
Borrowing for Relending to Government Bodies	—	—	640,000	640,000	—	—	—	(639,999)	—	(639,999)	1
Borrowing for Relending to Government Bodies	—	—	640,000	640,000	—	—	—	(639,999)	—	(639,999)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	500	500	—	—	—	(499)	—	(499)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	500	500	—	—	—	(499)	—	(499)	1
Warehouse Borrowing Program	—	—	7,600	7,600	—	—	—	(7,599)	—	(7,599)	1
Warehouse Borrowing Program	—	—	7,600	7,600	—	—	—	(7,599)	—	(7,599)	1

Total	—	1,642,349	667,900	2,310,249	—	(824,458)	(824,458)	(801,791)	—	(801,791)	684,000

OTHER APPROPRIATIONS

($000)

VOTE 42 Contingencies All Ministries and New Programs

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	190,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contingencies All Ministries and New Programs	190,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	190,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Contingencies All Ministries and New Programs	—	—	—	—	—	—	—	—	—
Contingencies All Ministries and New Programs	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contingencies All Ministries and New Programs	—	—	320,000	320,000	—	—	—	—	—	—	320,000
Contingencies All Ministries and New Programs	—	—	320,000	320,000	—	—	—	—	—	—	320,000

Total	—	—	320,000	320,000	—	—	—	—	—	—	320,000

VOTE 43 BC Family Bonus

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	59,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	59,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	59,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
BC Family Bonus	—	—	—	—	—	39,000	1,000	—	40,000
BC Family Bonus	—	—	—	—	—	39,000	1,000	—	40,000

Total	—	—	—	—	—	39,000	1,000	—	40,000

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Family Bonus	—	—	—	—	—	—	—	—	(1,000)	(1,000)	39,000
BC Family Bonus	—	—	—	—	—	—	—	—	(1,000)	(1,000)	39,000

Total	—	—	—	—	—	—	—	—	(1,000)	(1,000)	39,000

VOTE 44 Commissions on Collection of Public Funds

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	57,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	283	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	3,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,855	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	454	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	10,981	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,258	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	33,770	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(57,219)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(57,219)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	62,522	62,522	—	—	—	—	—	—	62,522
Ministry of Aboriginal Relations and Reconciliation	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	30	30	—	—	—	—	—	—	30
Ministry of Attorney General	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community Services	—	—	1	1	—	—	—	—	—	—	1
Ministry of Economic Development	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	1	1	—	—	—	—	—	—	1
Ministry of Employment and Income Assistance	—	—	480	480	—	—	—	—	—	—	480
Ministry of Energy and Mines and Petroleum Resources	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	1,503	1,503	—	—	—	—	—	—	1,503
Ministry of Finance	—	—	513	513	—	—	—	—	—	—	513
Ministry of Forests and Range	—	—	1	1	—	—	—	—	—	—	1
Ministry of Health	—	—	988	988	—	—	—	—	—	—	988
Ministry of Labour and Citizens’ Services	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	4,251	4,251	—	—	—	—	—	—	4,251
Ministry of Small Business and Revenue	—	—	54,675	54,675	—	—	—	—	—	—	54,675
Ministry of Tourism Sport and the Arts	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation	—	—	71	71	—	—	—	—	—	—	71
Recoveries	—	—	—	—	—	(1)	(1)	(62,520)	—	(62,520)	(62,521)
Recoveries	—	—	—	—	—	(1)	(1)	(62,520)	—	(62,520)	(62,521)

Total	—	—	62,522	62,522	—	(1)	(1)	(62,520)	—	(62,520)	1

VOTE 45 Allowances for Doubtful Revenue Accounts

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	155,960	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	519	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	3,958	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	16,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	98,573	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizen’s Services	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	30,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(155,959)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(155,959)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizen’s Services	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	196,574	196,574	—	—	—	—	—	—	196,574
Ministry of Aboriginal Relations and Reconciliation	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	4,550	4,550	—	—	—	—	—	—	4,550
Ministry of Children and Family Development	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community Services	—	—	1	1	—	—	—	—	—	—	1
Ministry of Economic Development	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	1	1	—	—	—	—	—	—	1
Ministry of Employment and Income Assistance	—	—	9,700	9,700	—	—	—	—	—	—	9,700
Ministry of Energy and Mines and Petroleum Resources	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	650	650	—	—	—	—	—	—	650
Ministry of Finance	—	—	1	1	—	—	—	—	—	—	1
Ministry of Forests and Range	—	—	1	1	—	—	—	—	—	—	1
Ministry of Health	—	—	139,007	139,007	—	—	—	—	—	—	139,007
Ministry of Labour and Citizen’s Services	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	8,525	8,525	—	—	—	—	—	—	8,525
Ministry of Small Business and Revenue	—	—	34,075	34,075	—	—	—	—	—	—	34,075
Ministry of Tourism Sport and the Arts	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation	—	—	6	6	—	—	—	—	—	—	6
Recoveries	—	—	—	—	—	(1)	(1)	(196,572)	—	(196,572)	(196,573)
Recoveries	—	—	—	—	—	(1)	(1)	(196,572)	—	(196,572)	(196,573)

Total	—	—	196,574	196,574	—	(1)	(1)	(196,572)	—	(196,572)	1

VOTE 46 Environmental Appeal Board and Forest Appeals Commission

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	1,955	692	10	168	—	870	451	47	64	210	30	95	—	20	5
Administration and Support Services	1,213	692	10	168	—	870	1	5	64	30	30	45	—	—	5
Environmental Appeal Board	410	—	—	—	—	—	265	25	—	80	—	30	—	10	—
Forest Appeals Commission	332	—	—	—	—	—	185	17	—	100	—	20	—	10	—

Total	1,955	692	10	168	—	870	451	47	64	210	30	95	—	20	5

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Environmental Appeal Board and Forest Appeals Commission	—	—	10	139	1,071	—	—	—	—
Administration and Support Services	—	—	10	139	329	—	—	—	—
Environmental Appeal Board	—	—	—	—	410	—	—	—	—
Forest Appeals Commission	—	—	—	—	332	—	—	—	—

Total	—	—	10	139	1,071	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	15	15	—	(1)	(1)	—	—	—	1,955
Administration and Support Services	—	—	15	15	—	(1)	(1)	—	—	—	1,213
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	410
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	332

Total	—	—	15	15	—	(1)	(1)	—	—	—	1,955

VOTE 47 Forest Practices Board

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,307	1,792	—	430	—	2,222	123	199	40	505	25	61	—	—	2
Forest Practices Board	3,307	1,792	—	430	—	2,222	123	199	40	505	25	61	—	—	2

Total	3,307	1,792	—	430	—	2,222	123	199	40	505	25	61	—	—	2

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Forest Practices Board	173	—	100	157	1,385	—	—	—	—
Forest Practices Board	173	—	100	157	1,385	—	—	—	—

Total	173	—	100	157	1,385	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	—	—	—	—	—	—	—	—	—	—	3,607
Forest Practices Board	—	—	—	—	—	—	—	—	—	—	3,607

Total	—	—	—	—	—	—	—	—	—	—	3,607

VOTE (Eliminated for 2005/06) Citizens’ Assembly

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Citizens’ Assembly	2,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Citizens’ Assembly	2,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Citizens’ Assembly	—	—	—	—	—	—	—	—	—
Citizens’ Assembly	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—

Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management	—	2,780	19	667	—	3,466	—	151	525	1,703	294	255	—	—	10
Unclaimed Property	75	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	75	2,780	19	667	—	3,466	—	151	525	1,703	294	255	—	—	10

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Insurance and Risk Management	3,775	—	111	461	7,285	—	—	—	—
Unclaimed Property	—	—	—	—	—	—	—	—	—
Total	3,775	—	111	461	7,285	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management	—	—	32,750	32,750	—	(40,401)	(40,401)	(500)	(2,600)	(3,100)	—
Unclaimed Property	—	—	75	75	—	—	—	—	—	—	75
Total	—	—	32,825	32,825	—	(40,401)	(40,401)	(500)	(2,600)	(3,100)	75

Special Account (Eliminated for 2005/06)

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Livestock Protection	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

					Total				Total
					Operating				Govt
Description	70	72	73	75	Costs	77	79	80	Transfer
Livestock Protection	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—

Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Livestock Protection	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS
CAPITAL EXPENDITURES

LEGISLATION

($000)

VOTE 1 Legislation

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Legislation	1,249	—	—	647	—	—	—	491	—	—	—	1,138
Members’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	1,249	—	—	647	—	—	—	491	—	—	—	1,138
Clerk of Committees	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Operations	—	—	—	—	—	—	—	—	—	—	—	—
Sergeant-at-Arms	—	—	—	—	—	—	—	—	—	—	—	—
Hansard	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Library	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,249	—	—	647	—	—	—	491	—	—	—	1,138

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Auditor General	200	—	—	—	—	10	—	190	—	—	—	200
Auditor General	200	—	—	—	—	10	—	190	—	—	—	200

Total	200	—	—	—	—	10	—	190	—	—	—	200

VOTE 3 Conflict of Interest Commissioner

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Conflict of Interest Commissioner	3	—	—	—	—	—	—	—	—	—	—	—
Conflict of Interest Commissioner	3	—	—	—	—	—	—	—	—	—	—	—

Total	3	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Elections BC	195	—	—	—	—	—	—	3,600	—	—	—	3,600
Elections BC	195	—	—	—	—	—	—	3,600	—	—	—	3,600

Total	195	—	—	—	—	—	—	3,600	—	—	—	3,600

VOTE 5 Information and Privacy Commissioner

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Information and Privacy Commissioner	20	—	—	—	—	3	—	27	—	—	—	30
Information and Privacy Commissioner	20	—	—	—	—	3	—	27	—	—	—	30

Total	20	—	—	—	—	3	—	27	—	—	—	30

VOTE 6 Ombudsman

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ombudsman	65	—	—	—	—	5	—	60	—	—	—	65
Ombudsman	65	—	—	—	—	5	—	60	—	—	—	65

Total	65	—	—	—	—	5	—	60	—	—	—	65

VOTE 7 Police Complaint Commissioner

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	—	25

OFFICE OF THE PREMIER

($000)

VOTE 8 Office of the Premier

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Intergovernmental Relations Secretariat	20	—	—	—	—	5	—	15	—	—	—	20
Intergovernmental Relations Secretariat	20	—	—	—	—	5	—	15	—	—	—	20
Deputy Ministers’ Policy Secretariat	—	—	—	—	—	—	—	—	139	—	—	139
Deputy Ministers’ Policy Secretariat	—	—	—	—	—	—	—	—	139	—	—	139
Executive and Support Services	81	—	—	—	—	30	—	51	—	—	—	81
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	76	—	—	—	—	25	—	51	—	—	—	76

Total	101	—	—	—	—	35	—	66	139	—	—	240

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 9 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Negotiations	336	—	—	—	—	26	—	5	—	—	—	31
Negotiations	336	—	—	—	—	26	—	5	—	—	—	31
Aboriginal Relations	—	—	—	—	—	—	—	—	—	—	—	—
Aboriginal Relations	—	—	—	—	—	—	—	—	—	—	—	—
Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17	—	—	—	—	—	—	23	—	—	—	23
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	17	—	—	—	—	—	—	23	—	—	—	23

Total	353	—	—	—	—	26	—	28	—	—	—	54

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 10 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Research and Technology	—	—	—	—	—	—	—	—	—	—	—	—
Research and Technology	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466

Total	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 11 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Food Industry Development	1,180	—	—	—	162	84	775	159	—	—	—	1,180
Food Industry Development	1,180	—	—	—	162	84	775	159	—	—	—	1,180
Agriculture and Aquaculture Management	485	—	—	—	161	24	141	159	—	—	—	485
Agriculture and Aquaculture Management	483	—	—	—	161	22	141	159	—	—	—	483
BC Farm Industry Review Board	2	—	—	—	—	2	—	—	—	—	—	2
Risk Management	104	—	—	—	—	19	85	66	—	—	—	170
Risk Management	104	—	—	—	—	19	85	66	—	—	—	170
Crown Land Administration	5	—	—	—	—	63	—	—	—	—	—	63
Land Policy Program	5	—	—	—	—	10	—	—	—	—	—	10
Crown Land Tenure Management	—	—	—	—	—	53	—	—	—	—	—	53
Contaminated Sites Program	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	98	—	—	—	—	43	—	—	55	—	—	98
Minister’s Office	10	—	—	—	—	10	—	—	—	—	—	10
Corporate Services	88	—	—	—	—	33	—	—	55	—	—	88

Total	1,872	—	—	—	323	233	1,001	384	55	—	—	1,996

VOTE 12 Agricultural Land Commission

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	50	—	—	—	—	15	—	—	—	—	—	15
Agricultural Land Commission	50	—	—	—	—	15	—	—	—	—	—	15

Total	50	—	—	—	—	15	—	—	—	—	—	15

VOTE 13 Integrated Land Management Bureau

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Integrated Land Management Bureau	7,893	—	—	—	45	260	—	10,814	112	—	—	11,231
Client Services Delivery	600	—	—	—	—	180	—	15	—	—	—	195
Species at Risk Coordination	—	—	—	—	—	—	—	—	—	—	—	—
Resource Information Management	7,253	—	—	—	45	30	—	10,428	—	—	—	10,503
Bureau Management	40	—	—	—	—	50	—	371	112	—	—	533

Total	7,893	—	—	—	45	260	—	10,814	112	—	—	11,231

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Court Services	4,135	—	—	—	3,334	325	1,020	1,670	2,673	—	—	9,022
Court Services	4,135	—	—	—	3,334	325	1,020	1,670	2,673	—	—	9,022
Legal Services	23	—	—	—	—	23	—	275	—	—	—	298
Legal Services	23	—	—	—	—	23	—	275	—	—	—	298
Prosecution Services	2,255	—	—	—	—	45	70	150	935	—	—	1,200
Prosecution Services	2,255	—	—	—	—	45	70	150	935	—	—	1,200
Justice Services	260	—	—	—	—	—	60	450	—	—	—	510
Justice Services	260	—	—	—	—	—	60	450	—	—	—	510
Multiculturalism and Immigration	350	—	—	—	—	—	—	1,250	—	—	—	1,250
Multiculturalism and Immigration	350	—	—	—	—	—	—	1,250	—	—	—	1,250
Executive and Support Services	833	—	—	—	—	11	—	990	136	—	—	1,137
Minister’s Office	—	—	—	—	—	11	—	—	—	—	—	11
Corporate Services	833	—	—	—	—	—	—	990	136	—	—	1,126
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—

Total	7,856	—	—	—	3,334	404	1,150	4,785	3,744	—	—	13,417

VOTE 15 Judiciary

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	402	—	—	—	—	142	320	1,774	—	—	—	2,236
Superior Courts	290	—	—	—	—	70	—	1,056	—	—	—	1,126
Provincial Courts	112	—	—	—	—	72	320	718	—	—	—	1,110

Total	402	—	—	—	—	142	320	1,774	—	—	—	2,236

VOTE 16 Crown Proceeding Act

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 17 British Columbia Utilities Commission

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12

Total	12	—	—	—	—	2	—	10	—	—	—	12

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Guardian and Trustee of British Columbia	794	—	—	—	—	24	—	770	—	—	—	794
Total	794	—	—	—	—	24	—	770	—	—	—	794

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	11,070	—	—	—	78	426	3,203	12,090	1,225	—	—	17,022
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	11,070	—	—	—	78	426	3,203	12,090	1,225	—	—	17,022

Total	11,070	—	—	—	78	426	3,203	12,090	1,225	—	—	17,022

VOTE 19 Adult Community Living Services

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ministry Services - Adult Community Living	—	—	—	—	—	—	—	—	—	—	—	—
Ministry Services - Adult Community Living	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 20 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	40	—	—	—	—	—	—	800	—	—	—	800
Local Government Services and Transfers	40	—	—	—	—	—	—	800	—	—	—	800
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
Seniors’, Women’s and Community Services	150	—	—	—	—	—	—	1,250	—	—	—	1,250
Seniors’, Women’s and Community Services	150	—	—	—	—	—	—	1,250	—	—	—	1,250
Executive and Support Services	250	—	—	—	—	50	—	200	50	—	—	300
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	250	—	—	—	—	50	—	200	50	—	—	300

Total	440	—	—	—	—	50	—	2,250	50	—	—	2,350

VOTE 21 BC Public Service Agency

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Leadership and Learning Centre	—	—	—	—	—	—	—	—	—	—	—	—
Leadership and Learning Centre	—	—	—	—	—	—	—	—	—	—	—	—
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	—	—	—	—	—	—	—	—	—	—	—	—
Hiring and Business Transformation	3,000	—	—	—	—	—	—	3,000	—	—	—	3,000
Hiring and Business Transformation	3,000	—	—	—	—	—	—	3,000	—	—	—	3,000
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Compensation, Benefits and Policy	—	—	—	—	—	—	—	—	—	—	—	—
Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Stat Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	300	—	—	—	—	—	—	300	—	—	—	300
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	300	—	—	—	—	—	—	300	—	—	—	300

Total	3,300	—	—	—	—	—	—	3,300	—	—	—	3,300

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 22 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Improving British Columbia’s Investment Climate	75	—	—	—	—	—	—	50	—	—	—	50
Improving British Columbia’s Investment Climate	75	—	—	—	—	—	—	50	—	—	—	50
Marketing and Promoting British Columbia	50	—	—	—	—	—	—	30	—	—	—	30
Marketing and Promoting British Columbia	50	—	—	—	—	—	—	30	—	—	—	30
Enhancing Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Enhancing Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	50	—	—	—	—	50	—	570	—	—	—	620
2010 Olympic and Paralympic Winter Games Secretariat	50	—	—	—	—	50	—	570	—	—	—	620
Executive and Support Services	275	—	—	—	—	30	—	125	—	—	—	155
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	275	—	—	—	—	30	—	125	—	—	—	155
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	—

Total	450	—	—	—	—	80	—	775	—	—	—	855

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 23 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Schools	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Early Learning and Literacy	—	—	—	—	—	—	—	—	—	—	—	—
Early Learning and Literacy	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	310	—	—	—	—	—	—	95	—	—	—	95
Management Services	310	—	—	—	—	—	—	95	—	—	—	95
Executive and Support Services	14,100	—	—	—	—	—	—	9,450	200	—	—	9,650
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Programs	14,100	—	—	—	—	—	—	9,450	200	—	—	9,650

Total	14,410	—	—	—	—	—	—	9,545	200	—	—	9,745

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 24 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	35	—	—	—	—	—	—	35	—	—	—	35
Employment and Assistance Appeal Tribunal	35	—	—	—	—	—	—	35	—	—	—	35
Executive and Support Services	21,512	—	—	—	—	2,800	160	13,611	901	—	—	17,472
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	3,658	—	—	—	—	700	—	2,260	216	—	—	3,176
Program Management	17,854	—	—	—	—	2,100	160	11,351	685	—	—	14,296

Total	21,547	—	—	—	—	2,800	160	13,646	901	—	—	17,507

MINISTRY OF ENERGY AND MINES AND PETROLEUM RESOURCES

($000)

VOTE 25 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Oil and Gas	471	—	—	—	20	30	—	125	100	—	—	275
Oil and Gas Division	471	—	—	—	20	30	—	125	100	—	—	275
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	—	—
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	—	—
Mining and Minerals	1,026	—	—	—	40	—	320	505	—	—	—	865
Mining and Minerals	1,026	—	—	—	40	—	320	505	—	—	—	865
Electricity and Alternative Energy	—	—	—	—	—	—	—	6	—	—	—	6
Electricity and Alternative Energy	—	—	—	—	—	—	—	6	—	—	—	6
Executive and Support Services	310	—	—	—	—	60	—	250	—	—	—	310
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	310	—	—	—	—	60	—	250	—	—	—	310

Total	1,807	—	—	—	60	90	320	886	100	—	—	1,456

VOTE 26 Contracts and Funding Arrangements

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 27 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Stewardship	18,421	5,000	19,200	—	478	—	—	—	—	—	—	24,678
Conservation Management	7,206	5,000	—	—	436	—	—	—	—	—	—	5,436
Parks, Fish and Wildlife Management	11,215	—	19,200	—	42	—	—	—	—	—	—	19,242
Water Stewardship	194	—	—	—	50	22	—	107	35	—	—	214
Water Stewardship	194	—	—	—	50	22	—	107	35	—	—	214
Oceans	—	—	—	—	—	—	—	—	—	—	—	—
Oceans	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	172	—	—	—	272	—	—	—	—	—	—	272
Environmental Protection	172	—	—	—	272	—	—	—	—	—	—	272
Compliance Operations	—	—	—	—	150	—	—	—	—	—	—	150
Compliance Operations	—	—	—	—	150	—	—	—	—	—	—	150
Executive and Support Services	2,500	—	—	—	—	16	—	4,516	11	—	—	4,543
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	2,500	—	—	—	—	16	—	4,516	11	—	—	4,543

Total	21,287	5,000	19,200	—	950	38	—	4,623	46	—	—	29,857

VOTE 28 Environmental Assessment Office

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Assessment Office	70	—	—	—	—	22	—	40	—	—	—	62
Environmental Assessment Office	70	—	—	—	—	22	—	40	—	—	—	62

Total	70	—	—	—	—	22	—	40	—	—	—	62

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Agencies Secretariat	18	—	—	—	—	5	—	13	—	—	—	18
Crown Agencies Secretariat	18	—	—	—	—	5	—	13	—	—	—	18
Financial and Economic Performance and Analysis	45	—	—	—	—	45	—	—	—	—	—	45
Treasury Board Staff Operations	45	—	—	—	—	45	—	—	—	—	—	45
Financial Governance, Accounting and Reporting	215	—	—	—	—	30	—	185	—	—	—	215
Comptroller General Operations	215	—	—	—	—	30	—	185	—	—	—	215
Internal Audit and Advisory Services	—	—	—	—	—	—	—	—	—	—	—	—
Treasury	2,032	—	—	—	—	33	—	1,598	—	—	—	1,631
Provincial Treasury Operations	2,032	—	—	—	—	33	—	1,598	—	—	—	1,631
Financial and Corporate Sector Services	2,301	—	—	—	—	104	—	2,500	—	—	—	2,604
Financial and Corporate Sector Policy Branch	10	—	—	—	—	10	—	—	—	—	—	10
Financial Institutions Commission	704	—	—	—	—	94	—	610	—	—	—	704
Registries	1,587	—	—	—	—	—	—	1,890	—	—	—	1,890
Public Sector Employers’ Council	98	—	—	—	—	3	—	—	—	—	—	3
Public Sector Employers’ Council	98	—	—	—	—	3	—	—	—	—	—	3
Employer Associations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	830	—	—	—	10	163	—	663	200	—	—	1,036
Minister’s Office	3	—	—	—	—	3	—	—	—	—	—	3
Corporate Services	827	—	—	—	10	160	—	663	200	—	—	1,033
Treaty Mandate	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,539	—	—	—	10	383	—	4,959	200	—	—	5,552

VOTE 30 Public Affairs Bureau

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Affairs Bureau	485	—	—	—	—	10	—	475	—	—	—	485
Public Affairs Bureau	485	—	—	—	—	10	—	475	—	—	—	485

Total	485	—	—	—	—	10	—	475	—	—	—	485

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 31 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Protection Against Fire and Pests	2,430	—	—	1,600	1,500	20	140	100	—	—	—	3,360
Protection Against Fire and Pests	2,430	—	—	1,600	1,500	20	140	100	—	—	—	3,360
Forest Stewardship	2,498	—	700	—	2,534	66	625	1,098	—	—	—	5,023
Forest Stewardship	2,498	—	700	—	2,534	66	625	1,098	—	—	—	5,023
Range Stewardship and Grazing	—	—	6	—	—	—	—	—	—	—	—	6
Range Stewardship and Grazing	—	—	6	—	—	—	—	—	—	—	—	6
Compliance and Enforcement	1,911	—	—	—	611	50	465	785	—	—	—	1,911
Compliance and Enforcement	1,911	—	—	—	611	50	465	785	—	—	—	1,911
Forest Investment	—	—	—	—	—	—	—	—	—	—	—	—
Forest Investment	—	—	—	—	—	—	—	—	—	—	—	—
Pricing and Selling Timber	3,848	—	—	—	605	104	970	2,169	—	—	—	3,848
Pricing and Selling Timber	3,848	—	—	—	605	104	970	2,169	—	—	—	3,848
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,383	—	—	300	—	—	4,100	2,498	800	—	—	7,698
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Governance	1,383	—	—	300	—	—	4,100	2,498	800	—	—	7,698

Total	12,070	—	706	1,900	5,250	240	6,300	6,650	800	—	—	21,846

VOTE 32 Direct Fire

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Protection Against Fire and Pests	—	—	—	—	—	—	—	—	—	—	—	—
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 33 Housing and Homelessness

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Housing and Homelessness	759	—	—	—	—	6	—	550	—	—	—	556
Housing and Homelessness	759	—	—	—	—	6	—	550	—	—	—	556

Total	759	—	—	—	—	6	—	550	—	—	—	556

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Timber Sales	990	—	—	—	390	—	—	600	—	—	—	990
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	—	—
Total	990	—	—	—	390	—	—	600	—	—	—	990

MINISTRY OF HEALTH

($000)

VOTE 34 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	11,556	—	—	—	2,155	20	6,000	7,865	—	—	—	16,040
Emergency Health Services	11,006	—	—	—	2,150	—	6,000	7,340	—	—	—	15,490
Vital Statistics	550	—	—	—	5	20	—	525	—	—	—	550
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,050	—	—	—	—	500	—	41,260	2,750	—	—	44,510
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	8,050	—	—	—	—	500	—	41,260	2,750	—	—	44,510

Total	19,606	—	—	—	2,155	520	6,000	49,125	2,750	—	—	60,550

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 35 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Labour Programs	3,512	—	—	—	—	40	—	3,322	150	—	—	3,512
Employment Standards	677	—	—	—	—	40	—	637	—	—	—	677
Industrial Relations	20	—	—	—	—	—	—	20	—	—	—	20
Workers’ Compensation	2,815	—	—	—	—	—	—	2,665	150	—	—	2,815
Service Delivery to Citizens and Businesses	1,370	—	—	—	—	268	—	1,115	250	—	—	1,633
Service BC Operations	1,260	—	—	—	—	255	—	1,005	250	—	—	1,510
Service Planning and Development	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Online Channel	103	—	—	—	—	3	—	100	—	—	—	103
BC Stats	7	—	—	—	—	10	—	10	—	—	—	20
Public Service Operations	47,158	—	—	—	1,408	106	45	73,194	100	—	—	74,853
Solutions BC Common IT Services	35,842	—	—	—	20	86	—	58,631	100	—	—	58,837
Solutions BC Common Business Services	11,316	—	—	—	1,388	20	45	14,563	—	—	—	16,016
Service Transformation	—	—	—	—	—	—	—	50	—	—	—	50
Service BC Service Delivery Initiative	—	—	—	—	—	—	—	50	—	—	—	50
NetWork BC	—	—	—	—	—	—	—	—	—	—	—	—
IT and Telecommunications Strategy	—	—	—	—	—	—	—	—	—	—	—	—
Governance	1,410	—	—	—	—	25	—	385	—	—	—	410
Office of the Chief Information Officer	405	—	—	—	—	20	—	385	—	—	—	405
Government Information Strategies, Policy and Legislation	1,005	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	6	—	—	—	—	6	—	—	—	—	—	6
Minister’s Office	6	—	—	—	—	6	—	—	—	—	—	6
Corporate Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	53,456	—	—	—	1,408	445	45	78,066	500	—	—	80,464

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 36 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Corrections	2,324	—	—	—	444	20	712	700	900	—	—	2,776
Corrections	2,324	—	—	—	444	20	712	700	900	—	—	2,776
Policing and Community Safety	1,679	—	—	—	—	224	90	750	150	—	—	1,214
Police Services	555	—	—	—	—	100	60	—	150	—	—	310
Coroners Service	1,000	—	—	—	—	124	30	700	—	—	—	854
Victims Services and Community Programs	124	—	—	—	—	—	—	50	—	—	—	50
Provincial Emergency Program	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Emergency Program	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Superintendent of Motor Vehicles	400	—	—	—	—	44	—	390	60	—	—	494
Office of the Superintendent of Motor Vehicles	400	—	—	—	—	44	—	390	60	—	—	494
Office of the Fire Commissioner	65	—	—	—	—	15	40	190	5	—	—	250
Office of the Fire Commissioner	65	—	—	—	—	15	40	190	5	—	—	250
Gaming Policy and Enforcement	320	—	—	—	—	20	—	350	—	—	—	370
Gaming Policy and Enforcement Operations	320	—	—	—	—	20	—	350	—	—	—	370
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	330	—	—	—	—	—	350	800	—	—	—	1,150
Liquor Control and Licensing	330	—	—	—	—	—	350	800	—	—	—	1,150
Executive and Support Services	150	—	—	—	—	—	—	100	150	—	—	250
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	150	—	—	—	—	—	—	100	150	—	—	250

Total	5,268	—	—	—	444	323	1,192	3,280	1,265	—	—	6,504

VOTE 37 Emergency Program Act

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	93	—	—	—	93	—	—	—	—	—	—	93
Victims of Crime Act	—	—	—	—	—	—	—	—	—	—	—	—
Total	93	—	—	—	93	—	—	—	—	—	—	93

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 38 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Services	—	—	—	—	—	—	—	21,348	—	—	—	21,348
Revenue Services	—	—	—	—	—	—	—	21,348	—	—	—	21,348
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Executive and Support Services	13,297	—	—	—	—	225	—	12,610	500	—	—	13,335
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	13,297	—	—	—	—	225	—	12,610	500	—	—	13,335

Total	13,393	—	—	—	—	225	—	34,054	500	—	—	34,779

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 39 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Art, Culture and Heritage	73	—	—	—	—	3	—	20	—	—	—	23
Culture	20	—	—	—	—	—	—	20	—	—	—	20
Heritage	50	—	—	—	—	—	—	—	—	—	—	—
Archaeology	3	—	—	—	—	3	—	—	—	—	—	3
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	—	—	—	—
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	—	—	—	—
Tourism and Resort Development	—	—	1,335	—	—	—	—	—	—	—	—	1,335
Tourism and Resort Development	—	—	1,335	—	—	—	—	—	—	—	—	1,335
British Columbia Film Commission	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Film Commission	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavillion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	—	—	—	—	—	50	—	—	—	—	—	50
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	—	—	—	—	—	50	—	—	—	—	—	50

Total	73	—	1,335	—	—	53	—	20	—	—	—	1,408

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION

($000)

VOTE 40 Ministry Operations

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transportation Improvements	473	—	—	—	150	15	—	1,090	—	—	—	1,255
Transportion Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	473	—	—	—	150	15	—	1,090	—	—	—	1,255
Partnerships	—	—	—	—	—	—	—	—	—	—	—	—
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Transit	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	12,790	—	—	200	2,711	69	5,036	3,147	—	6,000	—	17,163
Maintenance, Asset Preservation and Traffic Operations	4,788	—	—	200	2,511	69	4,200	1,647	—	—	—	8,627
Commercial Vehicle Safety and Enforcement	1,502	—	—	—	—	—	836	1,500	—	—	—	2,336
Inland Ferries	6,000	—	—	—	—	—	—	—	—	6,000	—	6,000
Coquihalla Toll Administration	500	—	—	—	200	—	—	—	—	—	—	200
Passenger Transportation Regulation	—	—	—	—	—	—	—	183	—	—	—	183
Passenger Transportation Board	—	—	—	—	—	—	—	183	—	—	—	183
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,534	—	—	—	96	7	—	95	200	—	—	398
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,534	—	—	—	96	7	—	95	200	—	—	398

Total	14,797	—	—	200	2,957	91	5,036	4,515	200	6,000	—	18,999

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 41 Management of Public Funds and Debt

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating Purposes	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Seconday Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 42 Contingencies All Ministries and New Programs

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contingencies All Ministries and New Programs	30,000	—	—	—	—	—	—	50,000	—	—	—	50,000
Contingencies All Ministries and New Programs	30,000	—	—	—	—	—	—	50,000	—	—	—	50,000

Total	30,000	—	—	—	—	—	—	50,000	—	—	—	50,000

VOTE 43 BC Family Bonus

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Commissions on Collection of Public Funds

Total
2005/06
Capital
Description	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Allowances for Doubtful Revenue Accounts

Total
2005/06
Capital
Description	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizen’s Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Environmental Appeal Board and Forest Appeals Commission

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Appeal Board and Forest Appeals Commission	30	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	30	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	30	—	—	—	—	15	—	—	—	—	—	15

VOTE 47 Forest Practices Board

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest Practices Board	100	—	—	—	—	25	—	75	—	—	—	100
Forest Practices Board	100	—	—	—	—	25	—	75	—	—	—	100

Total	100	—	—	—	—	25	—	75	—	—	—	100

VOTE (Eliminated for 2005/06) Citizens’ Assembly

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—	—
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Insurance and Risk Management	725	—	—	—	—	20	—	—	—	—	—	20
Unclaimed Property	—	—	—	—	—	—	—	—	—	—	—	—
Total	725	—	—	—	—	20	—	—	—	—	—	20

Special Account (Eliminated for 2005/06)

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Livestock Protection	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—	—

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system.  Each group account represents a broad category of expenses and is comprised of several specific components termed standard objects of expense.  These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates.  This group account classification system is described below.

SALARIES AND BENEFITS

50           Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51           Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52           Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions.  Other benefits paid by the employer such as relocation and transfer expenses are also included.

54           Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Legislative Assembly Allowances and Pension Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55           Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57           Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59           Centralized Management Support Services – includes central agency charges to ministries for services such as human resources, legal services, internal audit, payroll, corporate accounting system, procurement services, and common information technology services.

60           Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63           Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65           Office and Business Expenses – includes supplies and services required for the operation of offices.

67           Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68           Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69           Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70           Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72           Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73           Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75           Building Occupancy Charges – includes payments to the British Columbia Buildings Corporation or the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77           Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79           Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80           Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81           Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83           Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85           Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86           Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88           Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89           Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90           Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired.  The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.
Other	Other – includes capital expenditures which cannot be reasonably allocated to another standard object of expense.

Queen’s Printer for British Columbia©

Victoria, 2005